                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/14/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00


PRODUCT:                      2/28& 3/27
TOTAL CURRENT BALANCE:        $ 34,806,138.38
TOTAL ORIGINAL BALANCE:       $ 34,823,569.00

NUMBER OF LOANS:                425

WEIGHTED AVERAGE PREPAYMENT TERM:       40 months RANGE:    0 -       60 months

                                                    CURRENT
                                               PRINCIPAL BALANCE    PCT($)      # OF LOANS    PCT(#)
                                               -----------------    ------      ----------    ------
PREPAYMENT TERM:    0                             2,599,097.40        7.47           29        6.82
                    12                              526,563.57        1.51            4        0.94
                    24                              532,602.44        1.53            8        1.88
                    36                           24,562,591.28       70.57          284       66.82
                    60                            6,585,283.69       18.92          100       25.53

PREPAY PENALTY:     Prepayment Penalty           32,294,302.28       92.78          397       93.41
                    No Prepayment Penalty         2,511,836.10        7.22           28        6.59




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/14/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00


PRODUCT:                      Fixed
TOTAL CURRENT BALANCE:        $ 92,662,670.66
TOTAL ORIGINAL BALANCE:       $ 92,773,303.28

NUMBER OF LOANS:                1,252

WEIGHTED AVERAGE PREPAYMENT TERM:       27 months RANGE:    0 -       60 months

                                                    CURRENT
                                               PRINCIPAL BALANCE    PCT($)      # OF LOANS    PCT(#)
                                               -----------------    ------      ----------    ------
PREPAYMENT TERM:    0                            20,749,406.37       22.39          342       27.32
                    12                           36.889,253.06       39.81          350       27.96
                    24                            2,677,687.23        2.89           45        3.59
                    36                           22,094,909.16       23.84          345       27.56
                    60                           10,251,414.64       11.06          170       13.58

PREPAY PENALTY:     Prepayment Penalty           71,913,264.09       77.61          910       72.68
                    No Prepayment Penalty        20,749,406.37       22.39          342       27.32




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/14/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00


PRODUCT:                      2/28& 3/27
TOTAL CURRENT BALANCE:        $ 34,806,138.38
TOTAL ORIGINAL BALANCE:       $ 34,823,569.00

NUMBER OF LOANS:                425


                                                    CURRENT
                                               PRINCIPAL BALANCE    PCT($)      # OF LOANS    PCT(#)
                                               -----------------    ------      ----------    ------
SECTION 32:         No                           32,463,567.97       93.27          377       88.71
                    Yes                           2,342,570.41        6.73           48       11.29




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/14/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00


PRODUCT:                      2/28& 3/27
TOTAL CURRENT BALANCE:        $ 34,806,138.38
TOTAL ORIGINAL BALANCE:       $ 34,823,569.00

NUMBER OF LOANS:                425


                                                    CURRENT
                                               PRINCIPAL BALANCE    PCT($)      # OF LOANS    PCT(#)
                                               -----------------    ------      ----------    ------
SECTION 32:         No                           32,463,567.97       93.27          377       88.71
                    Yes                           2,342,570.41        6.73           48       11.29




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                            50 PPC                                                         75 PPC



                                  Class               Class                                      Class               Class
                                  A-5F (AAA) F1     A-6F NAS (AAA) F1                            A-5F (AAA) F1     A-6F NAS (AAA) F1
                  PAYMENT          End                 End                                        End                 End
                   DATE          Balance             Balance                                    Balance             Balance
                   ----          -------             -------                                    -------             -------

                   03/30/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   04/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   05/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   06/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
[LINE              07/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
GRAPH              08/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
APPEARS            09/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
 HERE]             10/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   11/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   12/15/00     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   01/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   02/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   03/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   04/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
[LINE              05/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
GRAPH              06/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
APPEARS            07/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
 HERE]             08/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   09/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   10/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   11/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   12/15/01     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   01/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   02/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   03/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   04/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   05/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   06/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   07/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   08/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   09/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   10/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   11/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   12/15/02     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   01/15/03     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   02/15/03     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   03/15/03     14,900,000.00         10,000,000.00                            14,900,000.00         10,000,000.00
                   04/15/03     14,900,000.00          9,940,060.24                            14,900,000.00          9,907,578.60
                   05/15/03     14,900,000.00          9,880,240.78                            14,900,000.00          9,815,444.86
                   06/15/03     14,900,000.00          9,820,539.54                            14,900,000.00          9,723,591.44
                   07/15/03     14,900,000.00          9,760,954.41                            14,900,000.00          9,632,010.87
                   08/15/03     14,900,000.00          9,701,483.28                            14,900,000.00          9,540,695.56
                   09/15/03     14,900,000.00          9,642,123.99                            14,900,000.00          9,449,637.80
                   10/15/03     14,900,000.00          9,582,874.37                            14,900,000.00          9,358,829.74
                   11/15/03     14,900,000.00          9,523,732.23                            14,900,000.00          9,268,263.37
                   12/15/03     14,900,000.00          9,464,695.36                            14,900,000.00          9,177,930.55
                   01/15/04     14,900,000.00          9,405,761.51                            14,900,000.00          9,087,822.97
                   02/15/04     14,900,000.00          9,346,928.40                            14,900,000.00          8,997,932.16
                   03/15/04     14,900,000.00          9,288,193.75                            14,900,000.00          8,908,249.45
                   04/15/04     14,900,000.00          9,229,555.22                            14,900,000.00          8,818,766.01
                   05/15/04     14,900,000.00          9,171,010.47                            14,900,000.00          8,729,472.78
                   06/15/04     14,900,000.00          9,112,557.10                            14,900,000.00          8,640,360.51
                   07/15/04     14,900,000.00          9,054,192.70                            14,900,000.00          8,551,419.73
                   08/15/04     14,900,000.00          8,995,914.82                            14,900,000.00          8,483,646.75
                   09/15/04     14,900,000.00          8,937,720.99                            14,900,000.00          8,425,598.48
                   10/15/04     14,900,000.00          8,879,608.67                            14,900,000.00          8,367,906.81
                   11/15/04     14,900,000.00          8,821,575.31                            14,900,000.00          8,310,569.35
                   12/15/04     14,900,000.00          8,763,618.33                            14,900,000.00          8,253,583.71
                   01/15/05     14,900,000.00          8,705,735.09                            14,900,000.00          8,196,947.52
                   02/15/05     14,900,000.00          8,647,922.91                            14,900,000.00          8,140,658.41
                   03/15/05     14,900,000.00          8,590,179.09                            14,900,000.00          8,084,714.04
                   04/15/05     14,900,000.00          8,487,640.01                            14,900,000.00          7,985,866.12
                   05/15/05     14,900,000.00          8,385,751.08                            14,900,000.00          7,888,151.98
                   06/15/05     14,900,000.00          8,284,506.33                            14,900,000.00          7,791,558.64
                   07/15/05     14,900,000.00          8,183,899.83                            14,900,000.00          7,696,073.24
                   08/15/05     14,900,000.00          8,083,925.64                            14,900,000.00          7,601,683.10
                   09/15/05     14,900,000.00          7,984,577.87                            14,900,000.00          7,508,375.69
                   10/15/05     14,900,000.00          7,885,850.64                            14,900,000.00          7,416,138.59
                   11/15/05     14,900,000.00          7,787,738.09                            14,900,000.00          7,324,959.56
                   12/15/05     14,900,000.00          7,690,234.40                            14,900,000.00          7,234,826.46
                   01/15/06     14,900,000.00          7,593,333.73                            14,900,000.00          7,145,727.34
                   02/15/06     14,900,000.00          7,497,030.29                            14,900,000.00          7,057,650.35
                   03/15/06     14,900,000.00          7,401,318.30                            14,900,000.00          6,970,583.78
                   04/15/06     14,900,000.00          7,282,410.40                            14,900,000.00          6,862,999.14
                   05/15/06     14,900,000.00          7,193,707.94                            14,900,000.00          6,756,981.17
                   06/15/06     14,900,000.00          7,117,036.57                            14,900,000.00          6,652,507.36
                   07/15/06     14,900,000.00          7,041,080.52                            14,900,000.00          6,549,555.57
                   08/15/06     14,900,000.00          6,965,833.06                            14,900,000.00          6,448,103.92
                   09/15/06     14,900,000.00          6,891,287.51                            14,900,000.00          6,348,130.90
                   10/15/06     14,900,000.00          6,817,437.27                            14,900,000.00          6,249,615.27
                   11/15/06     14,900,000.00          6,744,275.78                            14,900,000.00          6,152,536.10
                   12/15/06     14,900,000.00          6,671,796.57                            14,900,000.00          6,056,872.77
                   01/15/07     14,900,000.00          6,599,993.20                            14,900,000.00          5,962,604.97
                   02/15/07     14,900,000.00          6,528,859.32                            14,900,000.00          5,869,712.64
                   03/15/07     14,900,000.00          6,458,388.63                            14,900,000.00          5,778,176.05
                   04/15/07     14,900,000.00          6,248,947.38                            14,900,000.00          5,507,575.07
                   05/15/07     14,900,000.00          6,045,993.25                            14,900,000.00          5,249,382.44
                   06/15/07     14,900,000.00          5,849,331.84                            14,900,000.00          5,003,038.48
                   07/15/07     14,900,000.00          5,658,774.44                            14,900,000.00          4,768,008.43
                   08/15/07     14,900,000.00          5,474,137.88                            14,900,000.00          4,543,781.38
                   09/15/07     14,900,000.00          5,295,244.37                            14,900,000.00          4,329,869.19
                   10/15/07     14,900,000.00          5,121,921.33                            14,900,000.00          4,125,805.47
                   11/15/07     14,900,000.00          4,954,001.26                            14,900,000.00          3,931,144.67
                   12/15/07     14,900,000.00          4,791,321.58                            14,900,000.00          3,745,461.12
                   01/15/08     14,900,000.00          4,633,724.49                            14,900,000.00          3,568,348.16
                   02/15/08     14,900,000.00          4,481,056.83                            14,900,000.00          3,399,417.30
                   03/15/08     14,900,000.00          4,333,169.95                            14,900,000.00          3,238,297.41
                   04/15/08     14,900,000.00          4,189,919.57                            14,900,000.00          3,084,633.97
                   05/15/08     14,900,000.00          4,051,165.67                            14,900,000.00          2,938,088.33
                   06/15/08     14,900,000.00          3,916,772.35                            14,900,000.00          2,798,336.99
                   07/15/08     14,900,000.00          3,786,607.71                            14,900,000.00          2,665,070.93
                   08/15/08     14,900,000.00          3,660,543.75                            14,900,000.00          2,537,995.00
                   09/15/08     14,900,000.00          3,538,456.24                            14,900,000.00          2,416,827.28
                   10/15/08     14,900,000.00          3,420,224.63                            14,900,000.00          2,301,298.49
                   11/15/08     14,900,000.00          3,305,731.90                            14,900,000.00          2,191,151.43
                   12/15/08     14,900,000.00          3,194,864.52                            14,900,000.00          2,086,140.48
                   01/15/09     14,900,000.00          3,087,512.31                            14,900,000.00          1,986,031.01
                   02/15/09     14,900,000.00          2,983,568.33                            14,900,000.00          1,890,598.99
                   03/15/09     14,900,000.00          2,882,928.83                            14,900,000.00          1,799,630.44
                   04/15/09     14,900,000.00          2,785,493.11                            14,900,000.00          1,712,921.00
                   05/15/09     14,900,000.00          2,691,163.47                            14,900,000.00          1,630,275.54
                   06/15/09     14,900,000.00          2,599,845.09                            14,900,000.00          1,551,507.70
                   07/15/09     14,900,000.00          2,511,445.98                            14,900,000.00          1,476,439.55
                   08/15/09     14,900,000.00          2,425,876.86                            14,900,000.00          1,404,901.15
                   09/15/09     14,900,000.00          2,343,051.12                            14,900,000.00          1,336,730.27
                   10/15/09     14,900,000.00          2,262,884.70                            14,900,000.00          1,271,771.98
                   11/15/09     14,900,000.00          2,187,626.76                            14,900,000.00          1,211,180.79
                   12/15/09     14,900,000.00          2,114,739.71                            14,900,000.00          1,153,404.19
                   01/15/10     14,900,000.00          2,044,151.78                            14,900,000.00          1,098,314.01
                   02/15/10     14,900,000.00          1,975,793.28                            14,900,000.00          1,045,787.83
                   03/15/10     14,900,000.00          1,909,596.59                            14,900,000.00            995,708.74
                   04/15/10     14,900,000.00          1,845,496.09                            14,900,000.00            947,965.05
                   05/15/10     14,900,000.00          1,783,428.10                            14,900,000.00            902,450.10
                   06/15/10     14,900,000.00          1,723,330.82                            14,900,000.00            859,062.05
                   07/15/10     14,900,000.00          1,665,144.27                            14,900,000.00            817,703.59
                   08/15/10     14,900,000.00          1,608,810.26                            14,900,000.00            778,281.82
                   09/15/10     14,900,000.00          1,554,272.31                            14,900,000.00            740,708.03
                   10/15/10     14,900,000.00          1,501,475.63                            14,900,000.00            704,897.48
                   11/15/10     14,900,000.00          1,450,367.02                            14,900,000.00            670,769.26
                   12/15/10     14,900,000.00          1,400,894.89                            14,900,000.00            638,246.12
                   01/15/11     14,900,000.00          1,353,009.17                            14,900,000.00            607,254.29
                   02/15/11     14,900,000.00          1,306,661.29                            14,900,000.00            577,723.32
                   03/15/11     14,900,000.00          1,261,804.08                            14,900,000.00            549,585.96
                   04/15/11     14,900,000.00          1,218,391.83                            14,900,000.00            522,777.99
                   05/15/11     14,900,000.00          1,176,380.14                            14,900,000.00            497,238.10
                   06/15/11     14,900,000.00          1,135,725.95                            14,844,422.37            472,907.75
                   07/15/11     14,900,000.00          1,096,387.50                            14,617,370.52            449,731.05
                   08/15/11     14,900,000.00          1,058,324.25                            14,392,909.08            427,654.67
                   09/15/11     14,900,000.00          1,021,496.88                            14,171,035.95            406,627.66
                   10/15/11     14,900,000.00            985,867.22                            13,951,747.47            386,601.41
                   11/15/11     14,900,000.00            951,398.28                            13,735,038.53            367,529.50
                   12/15/11     14,900,000.00            918,054.14                            13,520,902.62            349,367.64
                   01/15/12     14,900,000.00            885,799.97                            13,309,331.97            332,073.55
                   02/15/12     14,900,000.00            854,601.97                            13,100,317.59            315,606.85
                   03/15/12     14,900,000.00            824,427.37                            12,893,849.35            299,929.03
                   04/15/12     14,900,000.00            795,244.35                            12,689,916.09            285,003.32
                   05/15/12     14,900,000.00            767,022.09                            12,488,505.61            270,794.64
                   06/15/12     14,900,000.00            739,730.64                            12,289,604.83            257,269.49
                   07/15/12     14,900,000.00            713,341.00                            12,093,199.79            244,395.92
                   08/15/12     14,900,000.00            687,824.99                            11,899,275.70            232,143.45
                   09/15/12     14,900,000.00            663,155.33                            11,707,817.07            220,482.95
                   10/15/12     14,900,000.00            639,305.51                            11,518,807.67            209,386.68
                   11/15/12     14,900,000.00            616,249.85                            11,332,230.66            198,828.13
                   12/15/12     14,900,000.00            593,963.44                            11,148,068.58            188,782.04
                   01/15/13     14,900,000.00            572,422.11                            10,966,303.44            179,224.27
                   02/15/13     14,900,000.00            551,602.42                            10,786,916.74            170,131.82
                   03/15/13     14,900,000.00            531,481.64                            10,609,889.49            161,482.75
                   04/15/13     14,900,000.00            512,037.72                            10,435,202.31            153,256.10
                   05/15/13     14,900,000.00            493,249.31                            10,262,835.42            145,431.90
                   06/15/13     14,900,000.00            475,095.65                            10,092,768.68            137,991.11
                   07/15/13     14,900,000.00            457,556.66                             9,924,981.63            130,915.54
                   08/15/13     14,900,000.00            440,612.83                             9,759,453.53            124,187.86
                   09/15/13     14,900,000.00            424,245.27                             9,596,163.39            117,791.53
                   10/15/13     14,900,000.00            408,435.65                             9,435,089.97            111,710.79
                   11/15/13     14,900,000.00            393,166.19                             9,276,211.85            105,930.60
                   12/15/13     14,900,000.00            378,419.67                             9,119,507.42            100,436.62
                   01/15/14     14,900,000.00            364,179.37                             8,964,954.93             95,215.17
                   02/15/14     14,900,000.00            350,429.10                             8,812,532.48             90,253.22
                   03/15/14     14,900,000.00            337,153.16                             8,662,218.09             85,538.32
                   04/15/14     14,900,000.00            324,336.32                             8,513,989.67             81,058.64
                   05/15/14     14,900,000.00            311,963.82                             8,367,825.07             76,802.86
                   06/15/14     14,900,000.00            300,021.35                             8,223,702.11             72,760.22
                   07/15/14     14,900,000.00            274,922.05                             7,961,814.07             65,683.74
                   08/15/14     14,900,000.00            264,296.40                             7,823,457.79             62,202.04
                   09/15/14     14,900,000.00            254,043.72                             7,687,057.59             58,896.03
                   10/15/14     14,900,000.00            244,151.92                             7,552,591.22             55,757.21
                   11/15/14     14,900,000.00            234,609.24                             7,420,036.48             52,777.44
                   12/15/14     14,900,000.00            225,404.32                             7,289,371.22             49,949.01
                   01/15/15     14,900,000.00            216,526.13                             7,160,573.36             47,264.53
                   02/15/15     14,900,000.00            207,963.97                             7,033,620.87             44,716.99
                   03/15/15     14,900,000.00            199,707.50                             6,908,491.83             42,299.69
                   04/15/15     14,900,000.00            192,622.39                             6,795,141.88             40,191.80
                   05/15/15     14,900,000.00            185,771.01                             6,683,401.85             38,185.31
                   06/15/15     14,900,000.00            179,146.06                             6,573,251.81             36,275.47
                   07/15/15     14,900,000.00            172,740.47                             6,464,671.97             34,457.77
                   08/15/15     14,900,000.00            166,547.37                             6,357,642.70             32,727.88
                   09/15/15     14,855,947.38            160,560.11                             6,252,144.51             31,081.68
                   10/15/15     14,681,296.68            154,772.23                             6,148,158.04             29,515.24
                   11/15/15     14,508,125.11            149,177.48                             6,045,664.11             28,024.81
                   12/15/15     14,336,422.99            143,769.77                             5,944,643.68             26,606.82
                   01/15/16     14,166,180.63            138,543.23                             5,845,077.86             25,257.84
                   02/15/16     13,997,388.30            133,492.13                             5,746,947.96             23,974.63
                   03/15/16     13,830,036.21            128,610.96                             5,650,235.42             22,754.08
                   04/15/16     13,664,114.61            123,894.32                             5,554,921.86             21,593.22
                   05/15/16     13,499,613.68            119,337.02                             5,460,989.07             20,489.22
                   06/15/16     13,336,523.62            114,934.01                             5,368,419.00             19,439.39
                   07/15/16     13,174,834.58            110,680.39                             5,277,193.80             18,441.17
                   08/15/16     13,014,536.74            106,571.42                             5,187,295.76             17,492.09
                   09/15/16     12,855,620.26            102,602.49                             5,098,707.38             16,589.82
                   10/15/16     12,698,075.28             98,769.13                             5,011,411.30             15,732.12
                   11/15/16     12,541,891.96             95,067.03                             4,925,390.37             14,916.88
                   12/15/16     12,387,060.46             91,491.98                             4,840,627.59             14,142.05
                   01/15/17     12,233,570.95             88,039.93                             4,757,106.16             13,405.72
                   02/15/17     12,081,413.59             84,706.91                             4,674,809.44             12,706.03
                   03/15/17     11,930,578.56             81,489.12                             4,593,720.99             12,041.23
                   04/15/17     11,781,056.07             78,382.85                             4,513,824.54             11,409.63
                   05/15/17     11,632,836.31             75,384.50                             4,435,103.99             10,809.65
                   06/15/17     11,485,909.51             72,490.60                             4,357,543.42             10,239.76
                   07/15/17     11,340,265.92             69,697.76                             4,281,127.11              9,698.51
                   08/15/17     11,195,895.80             67,002.72                             4,205,839.50              9,184.50
                   09/15/17     11,052,789.45             64,402.30                             4,131,665.20              8,696.44
                   10/15/17     10,910,937.17             61,893.43                             4,058,589.02              8,233.05
                   11/15/17     10,770,329.31             59,473.14                             3,986,595.93              7,793.14
                   12/15/17     10,630,956.23             57,138.52                             3,915,671.08              7,375.57
                   01/15/18     10,492,808.33             54,886.79                             3,845,799.79              6,979.25
                   02/15/18     10,355,876.05             52,715.24                             3,776,967.58              6,603.14
                   03/15/18     10,220,149.83             50,621.23                             3,709,160.12              6,246.25
                   04/15/18     10,085,620.18             48,602.22                             3,642,363.25              5,907.65
                   05/15/18      9,952,277.63             46,655.74                             3,576,562.99              5,586.44
                   06/15/18      9,820,112.74             44,779.41                             3,511,745.53              5,281.76
                   07/15/18      9,689,116.13             42,970.89                             3,447,897.24              4,992.81
                   08/15/18      9,559,278.43             41,227.95                             3,385,004.64              4,718.79
                   09/15/18      9,430,590.33             39,548.42                             3,323,054.43              4,458.99
                   10/15/18      9,303,042.56             37,930.18                             3,262,033.47              4,212.69
                   11/15/18      9,176,625.88             36,371.20                             3,201,928.78              3,979.22
                   12/15/18      9,051,331.10             34,869.49                             3,142,727.56              3,757.95
                   01/15/19      8,927,149.08             33,423.15                             3,084,417.16              3,548.27
                   02/15/19      8,804,070.73             32,030.30                             3,026,985.09              3,349.61
                   03/15/19      8,682,086.97             30,689.17                             2,970,419.03              3,161.41
                   04/15/19      8,561,188.81             29,398.00                             2,914,706.80              2,983.15
                   05/15/19      8,441,367.29             28,155.11                             2,859,836.39              2,814.32
                   06/15/19      8,322,613.49             26,958.87                             2,805,795.94              2,654.47
                   07/15/19      8,204,918.54             25,807.69                             2,752,573.76              2,503.13
                   08/15/19      8,088,273.63             24,700.04                             2,700,158.29              2,359.87
                   09/15/19      7,972,670.00             23,634.43                             2,648,538.12              2,224.29
                   10/15/19      7,858,098.92             22,609.44                             2,597,702.01              2,095.99
                   11/15/19      7,744,551.73             21,623.67                             2,547,638.86              1,974.62
                   12/15/19      7,632,019.81             20,675.77                             2,498,337.71              1,859.80
                   01/15/20      7,520,494.61             19,764.44                             2,449,787.74              1,751.22
                   02/15/20      7,409,967.61             18,888.42                             2,401,978.29              1,648.54
                   03/15/20      7,308,215.08             18,106.31                             2,357,445.81              1,556.72
                   04/15/20      7,207,380.00             17,353.11                             2,313,587.19              1,469.72
                   05/15/20      7,107,454.42             16,627.85                             2,270,392.84              1,387.30
                   06/15/20      7,008,430.47             15,929.59                             2,227,853.28              1,309.22
                   07/15/20      6,910,300.32             15,257.41                             2,185,959.17              1,235.28
                   08/15/20      6,813,056.20             14,610.43                             2,144,701.28              1,165.25
                   09/15/20      6,716,690.39             13,987.79                             2,104,070.52              1,098.96
                   10/15/20      6,621,195.23             13,388.68                             2,064,057.92              1,036.20
                   11/15/20      6,526,563.11             12,812.28                             2,024,654.64                976.79
                   12/15/20      6,432,786.47             12,257.83                             1,985,851.94                920.58
                   01/15/21      6,339,857.82             11,724.56                             1,947,641.22                867.39
                   02/15/21      6,247,769.71             11,211.76                             1,910,014.00                817.07
                   03/15/21      6,156,514.75             10,718.71                             1,872,961.90                769.48
                   04/15/21      6,066,085.61             10,244.74                             1,836,476.65                724.47
                   05/15/21      5,976,475.00              9,789.18                             1,800,550.13                681.92
                   06/15/21      5,887,675.69              9,351.40                             1,765,174.29                641.70
                   07/15/21      5,799,680.51              8,930.78                             1,730,341.22                603.68
                   08/15/21      5,712,482.35              8,526.71                             1,696,043.11                567.76
                   09/15/21      5,626,074.13              8,138.62                             1,662,272.24                533.82
                   10/15/21      5,540,448.84              7,765.95                             1,613,921.35                487.21
                   11/15/21      5,455,599.54              7,408.15                             1,564,089.33                442.05
                   12/15/21      5,371,519.31              7,064.70                             1,515,024.66                400.43
                   01/15/22      5,288,201.30              6,735.09                             1,466,716.36                362.10
                   02/15/22      5,205,638.72              6,418.83                             1,419,153.58                326.86
                   03/15/22      5,123,824.82              6,115.44                             1,372,325.64                294.49
                   04/15/22      5,042,752.91              5,824.46                             1,326,221.97                264.79
                   05/15/22      4,962,416.36              5,545.44                             1,280,832.19                237.60
                   06/15/22      4,882,808.58              5,277.96                             1,236,146.01                212.72
                   07/15/22      4,803,923.03              5,021.60                             1,192,153.33                190.00
                   08/15/22      4,725,753.23              4,775.95                             1,148,844.14                169.29
                   09/15/22      4,648,292.76              4,540.63                             1,106,208.60                150.43
                   10/15/22      4,571,535.24              4,315.25                             1,064,236.99                133.31
                   11/15/22      4,495,474.35              4,099.45                             1,022,919.73                117.78
                   12/15/22      4,420,103.80              3,892.88                               982,247.38                103.72
                   01/15/23      4,345,417.38              3,695.20                               942,210.60                 91.04
                   02/15/23      4,271,408.92              3,506.07                               902,800.20                 79.61
                   03/15/23      4,198,072.29              3,325.19                               864,007.13                 69.35
                   04/15/23      4,125,401.42              3,152.23                               825,822.44                 60.15
                   05/15/23      4,053,390.30              2,986.91                               788,237.32                 51.94
                   06/15/23      3,982,032.94              2,828.93                               751,243.06                 44.62
                   07/15/23      3,911,323.44              2,678.01                               714,831.10                 38.13
                   08/15/23      3,841,255.91              2,533.89                               678,992.99                 32.40
                   09/15/23      3,771,824.54              2,396.31                               643,720.39                 27.35
                   10/15/23      3,703,023.55              2,265.01                               609,005.07                 22.92
                   11/15/23      3,634,847.21              2,139.75                               574,838.94                 19.07
                   12/15/23      3,567,289.85              2,020.30                               541,214.00                 15.72
                   01/15/24      3,500,345.85              1,906.44                               508,122.37                 12.84
                   02/15/24      3,434,009.60              1,797.93                               475,556.28                 10.37
                   03/15/24      3,368,275.59              1,694.57                               443,508.07                  8.27
                   04/15/24      3,303,138.33              1,596.16                               411,970.20                  6.51
                   05/15/24      3,238,592.37              1,502.50                               380,935.20                  5.04
                   06/15/24      3,174,632.33              1,413.40                               350,395.74                  3.82
                   07/15/24      3,111,252.84              1,328.67                               320,344.59                  2.84
                   08/15/24      3,048,448.63              1,248.14                               290,774.60                  2.05
                   09/15/24      2,986,214.41              1,171.63                               261,678.73                  1.44
                   10/15/24      2,924,545.00              1,098.99                               233,050.06                  0.97
                   11/15/24      2,863,435.21              1,030.05                               204,881.74                  0.62
                   12/15/24      2,802,879.93                964.65                               177,167.03                  0.37
                   01/15/25      2,742,874.09                902.65                               149,899.28                  0.20
                   02/15/25      2,683,412.65                843.91                               123,071.94                  0.09
                   03/15/25      2,624,490.62                788.28                                96,678.55                  0.03
                   04/15/25      2,566,103.06                735.64                                70,712.74                  0.01
                   05/15/25      2,508,245.06                685.85                                45,168.23                  0.00
                   06/15/25      2,450,911.77                638.79                                20,038.84                  0.00
                   07/15/25      2,394,098.37                594.35                                     0.00                  0.00
                   08/15/25      2,337,800.09                552.40                                     0.00                  0.00
                   09/15/25      2,282,012.20                512.83                                     0.00                  0.00
                   10/15/25      2,226,730.00                475.55                                     0.00                  0.00
                   11/15/25      2,171,948.85                440.43                                     0.00                  0.00
                   12/15/25      2,117,664.13                407.40                                     0.00                  0.00
                   01/15/26      2,063,871.29                376.34                                     0.00                  0.00
                   02/15/26      2,010,565.80                347.17                                     0.00                  0.00
                   03/15/26      1,957,743.16                319.79                                     0.00                  0.00
                   04/15/26      1,905,398.94                294.14                                     0.00                  0.00
                   05/15/26      1,853,528.72                270.11                                     0.00                  0.00
                   06/15/26      1,802,128.14                247.63                                     0.00                  0.00
                   07/15/26      1,751,192.87                226.63                                     0.00                  0.00
                   08/15/26      1,700,718.63                207.03                                     0.00                  0.00
                   09/15/26      1,646,743.47                187.31                                     0.00                  0.00
                   10/15/26      1,571,302.05                161.56                                     0.00                  0.00
                   11/15/26      1,496,542.23                138.50                                     0.00                  0.00
                   12/15/26      1,422,457.82                117.92                                     0.00                  0.00
                   01/15/27      1,349,042.65                 99.66                                     0.00                  0.00
                   02/15/27      1,276,290.64                 83.54                                     0.00                  0.00
                   03/15/27      1,204,195.72                 69.38                                     0.00                  0.00
                   04/15/27      1,132,751.92                 57.03                                     0.00                  0.00
                   05/15/27      1,061,953.27                 46.33                                     0.00                  0.00
                   06/15/27        991,793.89                 37.15                                     0.00                  0.00
                   07/15/27        922,267.93                 29.34                                     0.00                  0.00
                   08/15/27        853,369.59                 22.76                                     0.00                  0.00
                   09/15/27        785,093.13                 17.30                                     0.00                  0.00
                   10/15/27        717,432.85                 12.83                                     0.00                  0.00
                   11/15/27        650,383.11                  9.23                                     0.00                  0.00
                   12/15/27        583,938.30                  6.40                                     0.00                  0.00
                   01/15/28        518,092.88                  4.24                                     0.00                  0.00
                   02/15/28        452,841.35                  2.64                                     0.00                  0.00
                   03/15/28        388,178.24                  1.51                                     0.00                  0.00
                   04/15/28        324,098.16                  0.76                                     0.00                  0.00
                   05/15/28        260,595.74                  0.31                                     0.00                  0.00
                   06/15/28        197,665.67                  0.09                                     0.00                  0.00
                   07/15/28        135,302.68                  0.00                                     0.00                  0.00
                   08/15/28         73,501.55                  0.00                                     0.00                  0.00
                   09/15/28         12,257.11                  0.00                                     0.00                  0.00
                   10/15/28              0.00                  0.00                                     0.00                  0.00
                   11/15/28              0.00                  0.00                                     0.00                  0.00
                   12/15/28              0.00                  0.00                                     0.00                  0.00
                   01/15/29              0.00                  0.00                                     0.00                  0.00
                   02/15/29              0.00                  0.00                                     0.00                  0.00
                   03/15/29              0.00                  0.00                                     0.00                  0.00
                   04/15/29              0.00                  0.00                                     0.00                  0.00
                   05/15/29              0.00                  0.00                                     0.00                  0.00
                   06/15/29              0.00                  0.00                                     0.00                  0.00
                   07/15/29              0.00                  0.00                                     0.00                  0.00
                   08/15/29              0.00                  0.00                                     0.00                  0.00
                   09/15/29              0.00                  0.00                                     0.00                  0.00
                   10/15/29              0.00                  0.00                                     0.00                  0.00
                   11/15/29              0.00                  0.00                                     0.00                  0.00
                   12/15/29              0.00                  0.00                                     0.00                  0.00
                   01/15/30              0.00                  0.00                                     0.00                  0.00
                   02/15/30              0.00                  0.00                                     0.00                  0.00
                   03/15/30              0.00                  0.00                                     0.00                  0.00
                   04/15/30              0.00                  0.00                                     0.00                  0.00

                       100 PPC                                                        Pricing



                             Class               Class                                      Class           Class
                             A-5F (AAA) F1     A-6F NAS (AAA) F1                            A-5F (AAA)F1     A-6F NAS (AAA) F1
                              End                 End                                        End             End
                            Balance             Balance                                    Balance         Balance
                            -------             -------                                    -------         -------

                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
[LINE                      14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
GRAPH                      14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
APPEARS                    14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
 HERE]                     14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00         10,000,000.00                            14,900,000.00  10,000,000.00
                           14,900,000.00          9,860,708.73                            14,900,000.00  10,000,000.00
                           14,900,000.00          9,721,946.63                            14,900,000.00   9,907,066.17
                           14,900,000.00          9,583,685.74                            14,900,000.00   9,792,236.37
                           14,900,000.00          9,467,904.55                            14,900,000.00   9,678,832.29
                           14,900,000.00          9,377,932.52                            14,900,000.00   9,566,833.55
                           14,900,000.00          9,288,803.05                            14,900,000.00   9,456,220.11
                           14,900,000.00          9,200,507.74                            14,900,000.00   9,346,972.24
                           14,900,000.00          9,113,038.24                            14,900,000.00   9,239,070.54
                           14,900,000.00          9,026,386.33                            14,900,000.00   9,132,495.90
                           14,900,000.00          8,940,543.85                            14,900,000.00   9,027,229.53
                           14,900,000.00          8,855,502.72                            14,900,000.00   8,923,252.94
                           14,900,000.00          8,771,254.98                            14,900,000.00   8,820,547.92
                           14,900,000.00          8,687,792.72                            14,900,000.00   8,719,096.56
                           14,900,000.00          8,605,108.11                            14,900,000.00   8,618,881.24
                           14,900,000.00          8,523,193.43                            14,900,000.00   8,519,884.62
                           14,900,000.00          8,442,041.02                            14,900,000.00   8,422,089.61
                           14,900,000.00          8,361,643.30                            14,900,000.00   8,325,479.43
                           14,900,000.00          8,281,992.77                            14,900,000.00   8,235,611.15
                           14,900,000.00          8,203,082.01                            14,900,000.00   8,157,998.44
                           14,900,000.00          8,124,903.68                            14,900,000.00   8,080,955.08
                           14,900,000.00          8,047,450.52                            14,900,000.00   8,004,480.16
                           14,900,000.00          7,970,715.33                            14,900,000.00   7,928,572.66
                           14,900,000.00          7,894,690.99                            14,900,000.00   7,853,231.44
                           14,900,000.00          7,819,370.47                            14,900,000.00   7,778,455.26
                           14,900,000.00          7,686,706.14                            14,900,000.00   7,646,521.95
                           14,900,000.00          7,556,253.41                            14,900,000.00   7,516,569.18
                           14,900,000.00          7,427,974.89                            14,900,000.00   7,388,573.92
                           14,900,000.00          7,301,833.90                            14,900,000.00   7,262,513.19
                           14,900,000.00          7,177,794.34                            14,900,000.00   7,138,364.04
                           14,900,000.00          7,055,820.75                            14,900,000.00   7,016,103.54
                           14,900,000.00          6,935,878.31                            14,900,000.00   6,895,708.88
                           14,900,000.00          6,817,932.77                            14,900,000.00   6,777,157.26
                           14,900,000.00          6,701,950.47                            14,900,000.00   6,660,426.00
                           14,900,000.00          6,587,898.35                            14,900,000.00   6,545,492.49
                           14,900,000.00          6,475,743.91                            14,900,000.00   6,432,334.21
                           14,900,000.00          6,365,455.21                            14,900,000.00   6,320,928.77
                           14,900,000.00          6,229,887.28                            14,900,000.00   6,183,835.13
                           14,900,000.00          6,097,151.40                            14,900,000.00   6,049,472.69
                           14,900,000.00          5,967,188.27                            14,900,000.00   5,917,793.75
                           14,900,000.00          5,839,939.80                            14,900,000.00   5,788,751.23
                           14,900,000.00          5,715,349.17                            14,830,973.30   5,662,298.62
                           14,900,000.00          5,593,360.73                            14,506,425.70   5,538,390.00
                           14,900,000.00          5,473,920.04                            14,188,422.79   5,416,980.07
                           14,900,000.00          5,356,973.80                            13,876,847.45   5,298,024.11
                           14,900,000.00          5,242,469.84                            13,571,584.17   5,181,478.03
                           14,900,000.00          5,130,357.11                            13,272,518.97   5,067,298.30
                           14,900,000.00          5,020,585.63                            12,979,539.49   4,955,442.04
                           14,900,000.00          4,913,106.46                            12,692,534.90   4,845,866.92
                           14,900,000.00          4,597,402.28                            12,626,067.33   4,523,859.90
                           14,900,000.00          4,301,822.44                            12,546,671.86   4,222,737.11
                           14,900,000.00          4,025,091.26                            12,455,520.68   3,941,179.75
                           14,900,000.00          3,766,013.64                            12,353,707.41   3,677,949.74
                           14,900,000.00          3,523,469.98                            12,242,251.80   3,431,884.98
                           14,900,000.00          3,296,411.43                            12,122,104.26   3,201,894.88
                           14,900,000.00          3,083,855.42                            11,994,150.07   2,986,956.09
                           14,900,000.00          2,884,881.49                            11,859,213.35   2,786,108.52
                           14,900,000.00          2,698,627.34                            11,718,060.84   2,598,451.56
                           14,900,000.00          2,524,285.22                            11,571,405.44   2,423,140.53
                           14,889,685.25          2,361,098.42                            11,419,909.53   2,259,383.31
                           14,670,439.09          2,208,358.11                            11,264,188.14   2,106,437.21
                           14,449,181.21          2,065,400.29                            11,104,811.91   1,963,605.95
                           14,226,371.81          1,931,602.96                            10,942,309.88   1,830,236.87
                           14,002,435.12          1,806,383.47                            10,777,172.08   1,705,718.30
                           13,790,230.97          1,695,699.84                            10,609,852.09   1,589,477.04
                           13,584,204.30          1,594,911.77                            10,440,769.27   1,480,976.05
                           13,377,941.87          1,499,965.16                            10,270,311.00   1,379,712.20
                           13,171,677.96          1,410,529.34                            10,098,834.76   1,285,214.22
                           12,965,630.10          1,326,291.90                             9,926,670.00   1,197,040.74
                           12,760,000.04          1,246,957.78                             9,754,120.01   1,114,778.44
                           12,554,974.65          1,172,248.28                             9,581,463.64   1,038,040.32
                           12,350,726.78          1,101,900.19                             9,408,956.87     966,464.10
                           12,147,416.13          1,035,664.95                             9,236,834.31     899,710.64
                           11,945,189.96            973,307.83                             9,065,310.69     837,462.53
                           11,744,183.88            914,607.23                             8,894,582.11     779,422.75
                           11,544,522.50            859,353.88                             8,724,827.34     725,313.36
                           11,346,320.11            807,350.26                             8,556,208.98     674,874.36
                           11,149,681.29            758,409.87                             8,388,874.55     627,862.49
                           10,954,701.53            712,356.71                             8,222,957.52     584,050.25
                           10,761,467.70            669,024.63                             8,058,578.32     543,224.89
                           10,574,956.34            629,299.97                             7,899,220.85     505,976.46
                           10,390,283.84            591,877.27                             7,741,561.11     471,228.81
                           10,207,509.05            556,626.12                             7,585,679.89     438,817.60
                           10,026,684.72            523,423.34                             7,431,648.90     408,589.04
                            9,847,857.89            492,152.57                             7,279,531.42     380,399.24
                            9,671,070.30            462,703.95                             7,129,382.91     354,113.59
                            9,496,358.66            434,973.71                             6,981,251.55     329,606.17
                            9,323,755.00            408,863.88                             6,835,178.78     306,759.20
                            9,153,286.97            384,281.94                             6,691,199.81     285,462.53
                            8,984,978.10            361,140.55                             6,549,344.05     265,613.17
                            8,818,848.09            339,357.24                             6,409,635.56     247,114.82
                            8,654,913.06            318,854.18                             6,272,093.48     229,877.45
                            8,493,185.78            299,557.90                             6,136,732.36     213,816.89
                            8,333,675.88            281,399.04                             6,003,562.54     198,854.48
                            8,176,390.10            264,312.14                             5,872,590.51     184,916.71
                            8,021,332.45            248,235.43                             5,743,819.16     171,934.86
                            7,868,504.42            233,110.64                             5,617,248.10     159,844.76
                            7,717,905.16            218,882.75                             5,492,873.96     148,586.43
                            7,569,531.63            205,499.87                             5,370,690.59     138,103.85
                            7,423,378.77            192,913.05                             5,250,689.32     128,344.68
                            7,279,439.64            181,076.09                             5,132,859.18     119,260.06
                            7,137,705.59            169,945.43                             5,017,187.10     110,804.33
                            6,998,166.33            159,479.99                             4,903,658.12     102,934.90
                            6,860,810.13            149,640.99                             4,792,255.52      95,611.95
                            6,725,623.86            140,391.89                             4,682,961.05      88,798.35
                            6,592,593.18            131,698.22                             4,575,755.03      82,459.43
                            6,461,702.56            123,527.49                             4,470,616.51      76,562.82
                            6,332,935.45            115,849.04                             4,367,523.44      71,078.32
                            6,206,274.31            108,634.00                             4,266,452.73      65,977.74
                            6,081,700.76            101,855.11                             4,167,380.40      61,234.79
                            5,959,195.60             95,486.73                             4,070,281.69      56,824.94
                            5,838,738.92             89,504.63                             3,975,131.16      52,725.30
                            5,720,310.16             83,886.03                             3,881,902.77      48,914.52
                            5,603,888.19             78,609.43                             3,790,569.96      45,372.71
                            5,489,451.34             73,654.58                             3,701,105.75      42,081.28
                            5,376,977.49             69,002.39                             3,613,482.80      39,022.94
                            5,266,444.13             64,634.89                             3,527,673.47      36,181.53
                            5,157,828.38             60,535.15                             3,443,649.89      33,542.03
                            5,051,107.05             56,687.20                             3,361,384.03      31,090.40
                            4,946,256.69             53,076.03                             3,280,847.74      28,813.57
                            4,843,253.66             49,687.47                             3,202,012.79      26,699.37
                            4,742,074.10             46,508.20                             3,124,850.93      24,736.43
                            4,642,694.02             43,525.67                             3,049,333.92      22,914.20
                            4,545,089.34             40,728.05                             2,975,433.59      21,222.81
                            4,449,235.88             38,104.23                             2,903,121.82      19,653.09
                            4,355,109.41             35,643.73                             2,832,370.65      18,196.48
                            4,262,685.71             33,336.68                             2,763,152.25      16,845.04
                            4,171,940.53             31,173.81                             2,695,438.96      15,591.35
                            4,082,849.67             29,146.38                             2,629,203.31      14,428.51
                            3,995,388.98             27,246.18                             2,564,418.07      13,350.09
                            3,909,534.37             25,465.46                             2,501,056.23      12,350.12
                            3,825,261.85             23,796.95                             2,439,091.04      11,423.01
                            3,742,547.53             22,233.80                             2,378,496.02      10,563.61
                            3,661,367.67             20,769.58                             2,319,244.98       9,767.08
                            3,581,698.63             19,398.22                             2,261,312.03       9,028.94
                            3,503,516.95             18,114.03                             2,204,671.56       8,345.02
                            3,366,332.94             15,963.98                             2,066,356.12       6,762.40
                            3,288,756.96             14,849.76                             1,982,304.67       5,931.76
                            3,212,775.61             13,811.14                             1,900,253.01       5,190.74
                            3,138,359.44             12,843.11                             1,820,159.16       4,530.78
                            3,066,147.16             11,949.25                             1,741,981.62       3,944.06
                            2,997,769.30             11,143.54                             1,665,679.42       3,423.43
                            2,930,695.80             10,389.94                             1,591,212.15       2,962.38
                            2,864,905.08              9,685.22                             1,518,539.94       2,554.98
                            2,800,375.79              9,026.31                             1,447,623.55       2,195.81
                            2,743,040.38              8,468.29                             1,383,184.51       1,901.69
                            2,686,760.88              7,943.82                             1,320,264.10       1,641.45
                            2,631,519.85              7,450.92                             1,258,828.60       1,411.74
                            2,577,300.05              6,987.74                             1,198,844.87       1,209.48
                            2,524,084.45              6,552.54                             1,140,280.39       1,031.87
                            2,471,856.28              6,143.66                             1,083,103.25         876.36
                            2,420,598.94              5,759.56                             1,027,282.15         740.64
                            2,370,296.09              5,398.77                               972,786.39         622.60
                            2,320,931.57              5,059.92                               919,585.88         520.32
                            2,272,489.48              4,741.70                               867,651.13         432.07
                            2,224,954.12              4,442.90                               816,953.23         356.25
                            2,178,310.00              4,162.35                               767,463.88         291.45
                            2,132,541.87              3,898.98                               719,155.35         236.37
                            2,087,634.68              3,651.76                               672,000.49         189.85
                            2,043,573.61              3,419.73                               625,972.73         150.81
                            2,000,344.04              3,201.98                               581,046.03         118.33
                            1,957,931.57              2,997.66                               537,194.95          91.53
                            1,916,322.02              2,805.95                               494,394.56          69.64
                            1,859,715.50              2,556.57                               452,620.49          51.98
                            1,795,345.98              2,290.37                               411,848.89          37.93
                            1,732,307.21              2,048.49                               372,056.44          26.94
                            1,670,573.41              1,828.97                               333,220.32          18.50
                            1,610,119.19              1,629.97                               295,318.23          12.19
                            1,550,919.62              1,449.82                               258,328.35           7.61
                            1,492,950.14              1,286.94                               222,229.36           4.42
                            1,436,186.66              1,139.90                               187,000.42           2.32
                            1,380,605.48              1,007.34                               152,621.13           1.04
                            1,326,183.30                888.04                               119,071.59           0.35
                            1,272,897.26                780.85                                86,332.31           0.06
                            1,220,724.87                684.72                                54,384.26           0.00
                            1,169,644.06                598.67                                23,208.87           0.00
                            1,119,633.15                521.80                                     0.00           0.00
                            1,070,670.86                453.28                                     0.00           0.00
                            1,022,736.29                392.35                                     0.00           0.00
                              975,808.91                338.30                                     0.00           0.00
                              929,868.60                290.48                                     0.00           0.00
                              884,895.57                248.31                                     0.00           0.00
                              840,870.44                211.23                                     0.00           0.00
                              797,774.16                178.73                                     0.00           0.00
                              755,588.06                150.37                                     0.00           0.00
                              714,293.80                125.70                                     0.00           0.00
                              673,873.42                104.36                                     0.00           0.00
                              634,309.26                 85.97                                     0.00           0.00
                              595,584.04                 70.22                                     0.00           0.00
                              557,680.77                 56.81                                     0.00           0.00
                              520,582.83                 45.47                                     0.00           0.00
                              484,273.87                 35.95                                     0.00           0.00
                              448,737.90                 28.04                                     0.00           0.00
                              413,959.21                 21.52                                     0.00           0.00
                              379,922.43                 16.21                                     0.00           0.00
                              346,612.44                 11.95                                     0.00           0.00
                              314,014.47                  8.58                                     0.00           0.00
                              282,113.99                  5.96                                     0.00           0.00
                              250,896.79                  3.98                                     0.00           0.00
                              220,348.92                  2.53                                     0.00           0.00
                              190,456.72                  1.50                                     0.00           0.00
                              161,206.78                  0.81                                     0.00           0.00
                              132,585.97                  0.38                                     0.00           0.00
                              104,581.41                  0.14                                     0.00           0.00
                               78,535.04                  0.03                                     0.00           0.00
                               53,041.87                  0.00                                     0.00           0.00
                               28,090.61                  0.00                                     0.00           0.00
                                3,670.17                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00
                                    0.00                  0.00                                     0.00           0.00

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

COPY #:

Preliminary Term Sheet                              Date Prepared: March 7, 2000

                   Delta Funding Home Equity Loan Trust 2000-1
            Home Equity Loan Asset-Backed Certificates, Series 2000-1

-----------------------------------------------------------------------------------------------------------------------------------
                Approx       Tranche     Certificate     WAL (Yrs)         Pymt Window              Expected Ratings (6)
Class(1)      Class Size       Type      Coupon (2)     Call/Mat (3)     (Mos) Call/Mat      S&P     Moody's    Fitch       DCR
                                                                               (3)
-----------------------------------------------------------------------------------------------------------------------------------
A-1F                        Fixed Rate       TBD                                            AAA        Aaa       AAA        AAA
A-1A                         Floater         (4)                                            AAA        Aaa       AAA        AAA
IOF             (5)             IO           TBD                                            AAAr       Aaa       AAA        AAA
M1                          Fixed-Mez        TBD                                             AA                  AA         AA
M2                          Fixed-Mez        TBD                                              A                   A          A
B            10,625,000     Fixed-Sub        TBD      See Yield Table    See Yield Table    BBB-                 BBB-       BBB-
Total       $250,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1F Certificates are backed primarily by the cash flow from a pool of fixed rate mortgage loans (the "Loan Group F Mortgage Loans"). The Class A-1A Certificates are backed primarily by the cash flows from a pool of adjustable rate mortgage loans (the "Loan Group A Mortgage Loans"). The Class M-1, Class M-2 and Class B Certificates are backed by the cash flows from both the Loan Group A and the Loan Group F Mortgage Loans. The Class Sizes are subject to a +/- 5% variance.
(2) The Class A-1F, Class A-1A, Class M-1, Class M-2 and Class B Certificates are all subject to an available funds cap. The coupon on the Class A-1F Certificates will increase by 0.50% and the margin on the Class A-1A Certificates will double after the first date on which the Clean-up Call is exercisable.
(3) See "Pricing Prepayment Speed" herein.
(4) The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus ___ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14%]; and (iii) the Loan Group A Cap.
(5) The Class IOF Certificates will not receive any principal payments, but will accrue interest on its notional balance, initially $_____________.
(6) The Seller contemplates only S&P and one other rating agency to rate the Class M-1, Class M-2 and Class B Certificates.

Seller/Servicer:               Delta Funding Corporation

Underwriter:                   Greenwich Capital Markets, Inc.

Trustee:                       Norwest Bank Minnesota, N.A. ("Norwest")

Custodian:                     Bank One, N.A. ("Bank One")

Class A Certificate Insurer:   Monoline Insurer to be decided (the "Insurer")

Rating Agencies:               S&P, Moody's, Fitch and DCR (Moody's rates only
                               the Class A Certificates)

Cut-off Date:                  The close of business on February 29, 2000, or
                               the origination date of a Mortgage Loan if such date is after February 29, 2000.

Pricing Date:                  On or about March [10], 2000.

Closing Date:                  On or about March 30, 2000.

                                       1
[GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Settlement Date:               On or about March 30, 2000 through DTC, Euroclear
                               or Clearstream, Luxembourg.

Distribution Date:             The 15th day of each month (or the next
                               succeeding business day) commencing in April
                               2000.

Certificates Offered:          The "Senior Certificates" (or the "Class A
                               Certificates") will consist of (i) the Class A-1F and Class IOF Certificates (the "Group F
                               Certificates") and (ii) the Class A-1A
                               Certificates (the "Group A Certificates"). The
                               "Subordinate Certificates" will consist of the Class M-1, Class M-2 and Class B Certificates.
                               The Senior Certificates and the Subordinate
                               Certificates are collectively referred to herein as the "Certificates".

Accrued Interest:              The Class A-1A Certificates will settle flat. The
                               price to be paid by investors for the
                               Certificates (other than the Class A-1A
                               Certificates) will include accrued interest from March 1, 1999 up to, but not including, the Settlement Date (29 days).

Interest Accrual Period:       The interest accrual period with respect to the
                               Class A-1A Certificates for a given Distribution
                               Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                               Date (on an Actual/360 basis). The interest accrual period for the Certificates (other than the Class A-1A Certificates) with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:            It is anticipated that the Certificates will be
                               treated as REMIC regular interests for tax purposes.

Registration:                  The Certificates will be available in book-entry
                               form through DTC, Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:             The Senior Certificates are expected to be ERISA
                               eligible.

SMMEA Eligibility:             The Certificates will NOT constitute "mortgage
                               related securities" for purposes of SMMEA.

Mortgage Loans:                As of the Cut-Off Date, the aggregate principal
                               balance of the Mortgage Loans described herein was approximately $127,468,809, (the "Statistic
                               Calculation Mortgage Loans"). See attached collateral descriptions for more information. On or prior to the Closing Date, additional mortgage loans having similar characteristics to the Statistic Calculation Mortgage Loans will be added to the trust (the "Additional Mortgage
                               Loans", and together with the Statistic
                               Calculation Mortgage Loans, the "Initial Mortgage
                               Loans"). A deposit of approximately $__________
                               (the initial "Pre-Funded Amount") will be made to a pre-funding account on the Closing Date. On or prior to __________, 2000, (the "Pre-Funding
                               Period"), the Pre-Funded Amount on deposit in the pre-funding account will be used to purchase subsequent Mortgage Loans (to the extent funds are available) having similar characteristics to the Initial Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal on the Certificates).

Loan Group F
Mortgage Loans:                Approximately $92,662,670 of the Statistic
                               Calculation Mortgage Loans consists of fixed rate mortgage loans. Approximately $_________ of the initial Pre-Funded Amount will be used to purchase subsequent Loan Group F Mortgage Loans.

                                       2
[GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Loan Group A
Mortgage Loans:                Approximately $34,806,138 of the Statistic
                               Calculation Mortgage Loans consists of adjustable rate mortgage loans which adjust based on the Six-Month LIBOR index. The Statistic Calculation
                               Mortgage Loans in Loan Group A consist of approximately $5,170,263 of 2/28 adjustable rate mortgage loans and approximately $29,635,876 of 3/27 adjustable rate mortgage loans.
                               Approximately $_________ of the initial
                               Pre-Funded Amount will be used to purchase subsequent Loan Group A Mortgage Loans.

Pricing Prepayment Speed:      The Certificates were priced based on the
                               following prepayment assumptions:

                               [Loan Group F Mortgage Loans: 115% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months)

                               Loan Group A Mortgage Loans: 100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months)]

Optional Termination:          The terms of the transaction allow for a clean-up
                               call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the initial aggregate principal balance of the Mortgage Loans and the initial
                               Pre-Funded Amount.

Available Funds Cap:           As to any Distribution Date, (i) in the case of
                               the Class A-1F and Subordinate Certificates, the lesser of the Loan Group F Cap and the Loan Group
                               A Cap and (ii) in the case of the Class A-1A
                               Certificates, the Loan Group A Cap.

Loan Group F Cap:              As to any Distribution Date, a per annum rate
                               equal to

                               (i) the weighted average gross rate of the Loan Group F Mortgage Loans less servicing and trustee fee rates; minus
                               (ii) the insurer premium payable to the Insurer on the Group F Certificates; minus
                               (iii)  the certificate rate on the Class IOF
                                      Certificates multiplied by a fraction
                                      equal to
                                      (a) the notional balance of the Class IOF
                                          Certificates prior to such
                                          Distribution Date divided by
                                      (b) the balance of the Loan Group F
                                          Mortgage Loans plus the related
                                          Pre-Funded Amount as of the beginning
                                          of the related due period.

Loan Group A Cap:              A per annum rate equal to
                               (i)    the weighted average gross rate of the
                                      Loan Group A Mortgage Loans less servicing and trustee fee rates; minus
                               (ii)   the insurer premium payable to the Insurer
                                      on the Group A Certificates.

Net Rate Cap Carryover:        As to any Distribution Date and the Class A-1F
                               and Subordinate Certificates, the sum of
                               (i)    the excess, if any, of interest due such
                                      Certificates (without regard to the
                                      Available Funds Cap) over interest due
                                      such Certificates at a rate equal to the Available Funds Cap;

                                       3
[GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               (ii)   any Net Rate Cap Carryover remaining
                                      unpaid from prior Distribution Dates; and
                               (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Available Funds Cap);

LIBOR Carryover:               As to any Distribution Date and the Class A-1A
                               Certificates, the sum of
                               (i)    the excess, if any, of interest due such
                                      Certificates (without regard to the
                                      Available Funds Cap, but giving effect to the hard cap of [14%]) over interest due such Certificates at a rate equal to the Available Funds Cap;
                               (ii)   any LIBOR Carryover remaining unpaid from
                                      prior Distribution Dates; and
                               (iii)  interest on the amount in clause (ii) at
                                      the related certificate rate (without
                                      regard to the Available Funds Cap, but
                                      giving effect to the hard cap of [14%]);

Credit Enhancement:            Credit enhancement for the Certificates will
                               consist of (i) for the Class A Certificates only, an Monoline Insurance Policy (the "Policy"), (ii)
                               Excess Interest Collections (defined below),
                               (iii) overcollateralization and (iv) the subordination of Certificates with lower payment priorities.

Credit Enhancement
Percentages:
                                                             Target Credit Enh.
                               Initial Credit Enh.           After Stepdown Date
                               -------------------           -------------------
                               Rating     Percent            Rating      Percent
                               ------     -------            ------      -------
                                AAA                           AAA
                                 AA                            AA
                                 A                             A
                                BBB-       0.00%              BBB-       [3.50%]

Insurance Policy:              The Policy will guarantee the timely payment of
                               interest and ultimate payment of principal on the Class A Certificates. The Policy does not cover the payment of any LIBOR Carryover or Net Rate
                               Cap Carryover and does not cover the Class M-1, Class M-2 or Class B Certificates.

Excess
Interest Collections:          For each Distribution Date, the interest
                               collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates;
                               (ii) the servicing and trustee fees paid in respect of the Mortgage Loans; (iii) the insurer premium paid and any unreimbursed draws on the Policy.

Overcollateralization
Amount: The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans and the Pre-Funded Amount, if any, (the "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance"). On

                                       4
[GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               any Distribution Date on which the Mortgage Loan Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

Required
Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to

                               (i) prior to the Stepdown Date, ___% of the initial balance of the Certificates.

                               (ii) on or after the Stepdown Date, the greater of
                                      (a) the lesser of
                                          (x) ___% of the initial balance of the
                                              Certificates; and
                                          (y) ___% of the current balance of the
                                              Mortgage Loans;
                                      (b) 0.50% of the initial balance of the
                                          Certificates (the "OC Floor").

                               On any Distribution Date on which a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to ___% of the initial balance of the Certificates.

                               On any Distribution Date on which a Delinquency Event has occurred, the Required
                               Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution date.

Cumulative Loss Event:         The occurrence of certain rates of cumulative
                               losses during certain periods of time as specified in the Pooling and Servicing Agreement.

Delinquency Event:             The three-month rolling average of the percentage
                               of Mortgage Loans 60+ days delinquent exceeds 50% of the percentage equal to the credit enhancement provided to the Senior Certificates.

Stepdown Date:                 The later to occur of:

                               (i)    the earlier to occur of

                                      (a) the Distribution Date occurring in
                                          April 2003; and

                                      (b) the Distribution Date on which the
                                          aggregate balance of the Senior
                                          Certificates is reduced to zero; and

                               (ii) the first Distribution Date on which the credit enhancement provided to the Senior Certificates is at least equal to ____%.

Subordination
Increase Amount:               As to any Distribution Date, the lesser of the
                               Subordination Deficiency and Excess Interest
                               Collections.

Subordination Deficiency:      As to any Distribution Date, the excess, if any,
                               of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of

                                       5
[GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:              As to any Distribution Date, the lesser of (i)
                               the principal from the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization
                               Amount over the Required Overcollateralization
                               Amount (assuming 100% of the distribution of principal from the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:     Available Funds for each Loan Group will be
                               distributed in the following order of priority, in each case, to the extent of funds remaining:

                               A. Loan Group F:
                               1) To the Custodian and Trustee, the related fees and to the Insurer, the premium payable on the Group F Certificates.
                               2) To the Group F Certificates, the related interest due.
                               3) The remaining amount pursuant to clause C. below.

                               B. Loan Group A:
                               1) To the Custodian and Trustee, the related fees and to the Insurer, the premium payable on the Group A Certificates.
                               2) To the Group A Certificates, the related interest due.
                               3) The remaining amount pursuant to clause C. below.

                               C. Remaining Amounts:
                               1) To the Senior Certificates, the related interest due to the extent not paid pursuant to clauses A. and B. above.
                               2) Sequentially to the Class M-1, Class M-2 and Class B Certificates, the related interest due.
                               3) To the Senior Certificates, the Senior Principal Distribution Amount for such Distribution Date, excluding any Subordination Increase Amount.
                               4)     To the Insurer, any reimbursement amounts
                                      due for prior draws on the Policy.
                               5)     Sequentially to the Class M-1, Class M-2
                                      and Class B Certificates, the related
                                      principal distribution amount due,
                                      excluding any Subordination Increase
                                      Amounts.
                               6)     To the Certificates, the related
                                      Subordination Increase Amount, distributed as in priorities 3 and 5 above.
                               7) Sequentially to the Class M-1, Class M-2 and Class B Certificates, any interest and principal shortfalls.
                               8) To the Class A-1A Certificates, any LIBOR Carryover amounts.
                               9) Sequentially to the Class A-1F, Class M-1, Class M-2 and Class B Certificates, the related Net Rate Cap Carryover.
                               10)    To the Trustee, reimbursement for any
                                      expenses incurred by a servicing transfer related to the resignation or termination of the Servicer.
                               11)    To the residual certificates, any
                                      remaining amounts.

                                       6
[GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Distribution
Amount: As to any Distribution Date, the lesser of (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount

Senior Principal Distribution
Amount: As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate balance of the Senior Certificates.

                               As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the Senior Certificates prior to such Distribution Date over (ii) the lesser of (a) ___% of the balance of the Mortgage Loans as of the end of the related due period and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.


Group A Principal
Distribution Amount:           As to any Distribution Date, the lesser of
                               (i)    the greater of
                                      (a) the Group A Percentage of the Senior
                                          Principal Distribution Amount and
                                      (b) the excess, if any, of the balance of
                                          the Group A Certificates prior to such
                                          Distribution Date over the sum of the
                                          balance of the Loan Group A Mortgage
                                          Loans and the related Pre-Funded
                                          Amount (if any) as of the end of the
                                          related due period and
                               (ii)   the Senior Principal Distribution Amount.

Group A Percentage:            As to any Distribution Date, the percentage equal
                               to the balance of the Group A Certificates prior to such Distribution Date divided by the aggregate balance of all the Senior Certificates prior to such Distribution Date.

Group F Principal
Distribution Amount:           As to any Distribution Date, the excess of the
                               Senior Principal Distribution Amount over the
                               Group A Principal Distribution Amount.

Allocation of
Senior Principal
Distribution Amount:           The Group A Principal Distribution Amount will be
                               distributed to the Group A Certificates, while the Group F Principal Distribution Amount will be distributed to the Group F Certificates.

Allocation of Losses:          Losses not covered by the available credit
                               enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1
                               Certificates).

Class IOF Notional
Balance Schedule:              The notional balance of the Class IOF
                               Certificates will be equal to the lesser of the balance of the Loan Group F Mortgage Loans and the balance indicated in the schedule provided below.

                                       7
[GREENWICH CAPITAL LOGO OMITTED]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               Distribution Month           Notional Balance
                               ------------------           ----------------
                                       1-3
                                       4-6
                                       7-9
                                      10-12
                                      13-15
                                      16-18
                                      19-21
                                      22-24
                                      25-27
                                      28-30
                                      31-33
                                      34-36
                                  37 and after

                                       8
[GREENWICH CAPITAL LOGO OMITTED]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                       9
[GREENWICH CAPITAL LOGO OMITTED]

The price/yield table on the following page is based on the following assumptions.


                     Settlement                                   03/30/00
                     Class Balance                             $10,625,000
                     Coupon                                         7.950%
                     Cut-off Date                                 03/01/00
                     Next Payment                                 04/15/00
                     Accrued Days                                       29
                     Call                                               No

                     FRM Prepayment Ramp         4%-20% CPR over 12 Months
                     ARM Prepayment Ramp         4%-35% CPR over 30 Months

"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

------------------------------------------------------------------------------------------------------------------------------------
      Flat        FRM:0% PPC   FRM:50% PPC   FRM:75% PPC   FRM:100% PPC   FRM:115% PPC   FRM:150% PPC   FRM:175% PPC   FRM:200% PPC
      Price       ARM:0% PPC   ARM:35% PPC   ARM:50% PPC    ARM:75% PPC   ARM:100% PPC   ARM:125% PPC   ARM:150% PPC   ARM:175% PPC
------------------------------------------------------------------------------------------------------------------------------------
      83-28          9.797       10.558        11.106         11.792         12.291         13.080         13.559         13.909
      84-00          9.781       10.536        11.079         11.758         12.253         13.036         13.511         13.857
      84-04          9.766       10.514        11.052         11.725         12.216         12.992         13.462         13.806
      84-08          9.750       10.492        11.025         11.692         12.178         12.947         13.414         13.755
      84-12          9.735       10.469        10.998         11.660         12.141         12.903         13.366         13.703
      84-16          9.719       10.447        10.971         11.627         12.104         12.859         13.318         13.652
------------------------------------------------------------------------------------------------------------------------------------
      84-20          9.704       10.425        10.944         11.594         12.067         12.815         13.270         13.601
      84-24          9.688       10.403        10.918         11.561         12.030         12.771         13.222         13.550
      84-28          9.673       10.381        10.891         11.529         11.993         12.727         13.174         13.500
      85-00          9.657       10.360        10.864         11.496         11.956         12.684         13.126         13.449
      85-04          9.642       10.338        10.838         11.463         11.919         12.640         13.078         13.398
      85-08          9.627       10.316        10.811         11.431         11.882         12.597         13.031         13.348
      85-12          9.612       10.294        10.785         11.399         11.845         12.553         12.983         13.297
      85-16          9.596       10.273        10.758         11.366         11.809         12.510         12.936         13.247
      85-20          9.581       10.251        10.732         11.334         11.772         12.467         12.888         13.197
      85-24          9.566       10.229        10.706         11.302         11.736         12.423         12.841         13.147
------------------------------------------------------------------------------------------------------------------------------------
      85-28          9.551       10.208        10.680         11.270         11.699         12.380         12.794         13.097
------------------------------------------------------------------------------------------------------------------------------------
      86-00          9.536       10.186        10.653         11.238         11.663         12.337         12.747         13.047
      86-04          9.521       10.165        10.627         11.206         11.627         12.294         12.700         12.997
      86-08          9.506       10.144        10.601         11.174         11.591         12.251         12.653         12.947
      86-12          9.491       10.122        10.575         11.142         11.555         12.209         12.607         12.897
      86-16          9.476       10.101        10.549         11.110         11.519         12.166         12.560         12.848
      86-20          9.461       10.080        10.524         11.079         11.483         12.123         12.513         12.798
      86-24          9.446       10.058        10.498         11.047         11.447         12.081         12.467         12.749
      86-28          9.431       10.037        10.472         11.015         11.411         12.039         12.420         12.700
      87-00          9.417       10.016        10.446         10.984         11.375         11.996         12.374         12.650
      87-04          9.402        9.995        10.421         10.953         11.340         11.954         12.328         12.601
------------------------------------------------------------------------------------------------------------------------------------
      87-08          9.387        9.974        10.395         10.921         11.304         11.912         12.282         12.552
      87-12          9.373        9.953        10.369         10.890         11.268         11.870         12.236         12.503
      87-16          9.358        9.932        10.344         10.859         11.233         11.828         12.190         12.454
      87-20          9.343        9.911        10.318         10.827         11.198         11.786         12.144         12.406
      87-24          9.329        9.890        10.293         10.796         11.162         11.744         12.098         12.357
      87-28          9.314        9.870        10.268         10.765         11.127         11.702         12.052         12.308
------------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)            26.46        12.18         8.83           6.59           5.57           4.44           3.94           3.64
 MDUR (yr)           9.58         6.72          5.52           4.51           3.97           3.36           3.07           2.89
 First Prin Pay    05/15/22     05/15/06      08/15/04       07/15/03       04/15/03       04/15/03       04/15/03       04/15/03
 Last Prin Pay     08/15/29     08/15/22      02/15/17       01/15/13       02/15/11       07/15/08       03/15/07       03/15/06
------------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                       11

                          ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/06/00

                   DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00

PRODUCT:                         FIXED

TOTAL CURRENT BALANCE:           $ 92,662,670.46

NUMBER OF LOANS:                 1,252

AVERAGE CURRENT BALANCE:         $ 74,011.72    RANGE: $ 6,435.83 - $ 462,545.90

WEIGHTED AVERAGE GROSS COUPON:   10.91508 %     RANGE: 7.50000 - 15.79000 %

WEIGHTED AVERAGE COMB LTV:          71.49 %     RANGE:   12.06 - 90.00 %

WEIGHTED AVERAGE FICO SCORE:          605       RANGE:       0 - 791

WEIGHTED AVERAGE ORIGINAL TERM:  318.21 months  RANGE:   60.00 - 360.00 months
WEIGHTED AVERAGE REMAINING TERM: 316.81 months  RANGE:   58.00 - 360.00 months
WEIGHTED AVERAGE SEASONING:        1.40 months  RANGE:    0.00 - 98.00 months

TOP STATE CONCENTRATIONS ($):    43.04 % New York, 9.88 % Ohio, 7.55 %
                                 Pennsylvania
MAXIMUM ZIP CODE
CONCENTRATION ($):                1.15 % 11203 (Brooklyn, NY)

FIRST PAY DATE:                  Jan 01, 1992 - Apr 01, 2000
MATURE DATE:                     Dec 27, 2004 - Mar 01, 2030

                                                          CURRENT
                                                      PRINCIPAL BALANCE    PCT($)    # OF LOANS    PCT(#)
CURRENT BALANCE:             6,436  -  50,000           17,307,282.37      18.68          531      42.41
                            50,001  - 100,000           30,905,976.42      33.35          435      34.74
                           100,001  - 150,000           21,222,592.66      22.90          172      13.74
                           150,001  - 200,000           11,783,736.10      12.72           68       5.43
                           200,001  - 250,000            7,832,669.76       8.45           35       2.80
                           250,001  - 300,000            1,358,936.83       1.47            5       0.40
                           300,001  - 350,000              985,564.19       1.06            3       0.24
                           350,001  - 400,000              399,879.03       0.43            1       0.08
                           400,001  - 450,000              403,487.20       0.44            1       0.08
                           450,001  - 462,546              462,545.90       0.50            1       0.08

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

GROSS COUPON:            7.50000 -  7.50000                 87,771.46       0.09            1       0.08
                         7.50001 -  8.00000              1,402,459.74       1.51           19       1.52
                         8.00001 -  8.50000              3,575,347.08       3.86           35       2.80
                         8.50001 -  9.00000              6,434,642.50       6.94           75       5.99
                         9.00001 -  9.50000              6,419,431.96       6.93           77       6.15
                         9.50001 - 10.00000             10,812,650.22      11.67          127      10.14
                        10.00001 - 10.50000              8,019,485.58       8.65           93       7.43
                        10.50001 - 11.00000             16,012,610.18      17.28          205      16.37
                        11.00001 - 11.50000             10,211,746.07      11.02          145      11.58
                        11.50001 - 12.00000             10,094,237.44      10.89          153      12.22
                        12.00001 - 12.50000              5,393,093.47       5.82           91       7.27
                        12.50001 - 13.00000              7,089,503.25       7.65          104       8.31
                        13.00001 - 13.50000              2,933,385.07       3.17           48       3.83
                        13.50001 - 14.00000              2,188,787.78       2.36           42       3.35
                        14.00001 - 14.50000              1,089,755.37       1.18           23       1.84
                        14.50001 - 15.00000                759,707.36       0.82           12       0.96
                        15.00001 - 15.50000                108,059.53       0.12            1       0.08
                        15.50001 - 15.79000                 29,996.40       0.03            1       0.08

ORIGINAL TERM:            60 -  90                         549,977.25       0.59           18       1.44
                          91 - 150                       1,905,522.98       2.06           45       3.59
                         151 - 210                      12,694,968.37      13.70          230      18.37
                         211 - 270                       7,037,401.38       7.59          107       8.55
                         271 - 330                       1,929,479.59       2.08           23       1.84
                         331 - 360                      68,545,320.89      73.97          829      66.21

REMAINING TERM:           58 -  60                         321,501.24       0.35           11       0.88
                          61 - 120                       1,771,317.17       1.91           47       3.75
                         121 - 180                      12,933,704.46      13.96          233      18.61
                         181 - 240                       7,024,625.55       7.58          107       8.55
                         241 - 300                       1,888,784.14       2.04           23       1.84
                         301 - 360                      68,722,737.90      74.16          831      66.37

SEASONING:                  <=  0                       18,392,158.00      19.85          254      20.29
                           1 -  6                       72,798,882.78      78.56          982      78.43
                           7 - 12                          989,937.65       1.07           10       0.80
                          13 - 18                           87,771.46       0.09            1       0.08
                          19 - 24                          161,821.48       0.17            2       0.16
                          37 - 42                          207,189.25       0.22            2       0.16
                          97 - 98                           24,909.84       0.03            1       0.08

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

COMB LTV:                 12.06 - 15.00                     83,258.45       0.09            4       0.32
                          15.01 - 20.00                    325,708.84       0.35            9       0.72
                          20.01 - 25.00                    484,634.53       0.52           13       1.04
                          25.01 - 30.00                    562,139.87       0.61           13       1.04
                          30.01 - 35.00                  1,647,741.58       1.78           20       1.60
                          35.01 - 40.00                    933,128.26       1.01           21       1.68
                          40.01 - 45.00                  1,770,356.88       1.91           29       2.32
                          45.01 - 50.00                  3,268,838.89       3.53           50       3.99
                          50.01 - 55.00                  2,720,088.93       2.94           40       3.19
                          55.01 - 60.00                  5,602,238.71       6.05           86       6.87
                          60.01 - 65.00                  6,561,447.84       7.08           97       7.75
                          65.01 - 70.00                 14,546,476.75      15.70          201      16.05
                          70.01 - 75.00                 12,615,890.53      13.61          169      13.50
                          75.01 - 80.00                 23,270,828.65      25.11          308      24.60
                          80.01 - 85.00                  9,652,324.91      10.42          112       8.95
                          85.01 - 90.00                  8,617,566.84       9.30           80       6.39

FICO SCORE:                    <=   0.00                 6,143,738.75       6.63           87       6.95
                         400.01 - 450.00                   155,943.35       0.17            3       0.24
                         450.01 - 500.00                 3,290,959.04       3.55           51       4.07
                         500.01 - 550.00                17,360,475.88      18.74          248      19.81
                         550.01 - 600.00                24,490,866.49      26.43          326      26.04
                         600.01 - 650.00                19,380,728.62      20.92          263      21.01
                         650.01 - 700.00                12,721,145.75      13.73          165      13.18
                         700.01 - 750.00                 6,998,514.97       7.55           82       6.55
                         750.01 - 791.00                 2,120,297.61       2.29           27       2.16

OCCUPANCY:               Primary                        79,510,063.64      85.81        1,072      85.62
                         Non-owner                      13,152,606.82      14.19          180      14.38

PROPERTY TYPE:           Single Family                  64,337,697.73      69.43          966      77.16
                         Two-Four Family                17,807,407.21      19.22          185      14.78
                         Mixed Use                       5,489,595.79       5.92           45       3.59
                         Five-Eight Family               3,014,565.15       3.25           28       2.24
                         Condominium                     2,013,404.58       2.17           28       2.24

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

STATE:   Arizona                        97,276.41       0.10        1       0.08
         Arkansas                      285,009.68       0.31        7       0.56
         California                    572,166.73       0.62        4       0.32
         Colorado                      318,614.44       0.34        4       0.32
         Connecticut                 1,730,239.89       1.87       21       1.68
         Delaware                      239,871.07       0.26        6       0.48
         District of Columbia          106,872.57       0.12        2       0.16
         Florida                     3,081,032.49       3.32       52       4.15
         Georgia                     4,189,828.20       4.52       64       5.11
         Idaho                          60,800.00       0.07        1       0.08
         Illinois                    5,116,387.00       5.52       77       6.15
         Indiana                     1,255,602.48       1.36       22       1.76
         Kentucky                      366,520.18       0.40        7       0.56
         Louisiana                     623,859.16       0.67       19       1.52
         Maine                          23,977.05       0.03        1       0.08
         Maryland                      567,026.02       0.61       13       1.04
         Massachusetts               1,776,718.87       1.92       26       2.08
         Michigan                    2,057,946.46       2.22       43       3.43
         Minnesota                      90,000.00       0.10        1       0.08
         Mississippi                   623,655.19       0.67       16       1.28
         Missouri                      638,801.22       0.69       12       0.96
         Nebraska                       45,994.26       0.05        2       0.16
         New Hampshire                 326,351.18       0.35        4       0.32
         New Jersey                  5,929,659.26       6.40       65       5.19
         New Mexico                     91,967.12       0.10        1       0.08
         New York                   39,884,007.08      43.04      384      30.67
         North Carolina              3,236,165.94       3.49       51       4.07
         Ohio                        9,155,615.57       9.88      152      12.14
         Oklahoma                      145,957.55       0.16        4       0.32
         Oregon                        214,691.63       0.23        3       0.24
         Pennsylvania                6,992,180.16       7.55      139      11.10
         Rhode Island                  422,806.41       0.46        5       0.40
         South Carolina                139,800.03       0.15        3       0.24
         Tennessee                   1,073,358.59       1.16       20       1.60
         Texas                         318,547.93       0.34        6       0.48
         Virginia                      752,617.57       0.81       12       0.96
         Washington                     63,869.43       0.07        1       0.08
         Wisconsin                      46,875.64       0.05        1       0.08

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                          ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/06/00

                   DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00


PRODUCT:                        2/28& 3/27

TOTAL CURRENT BALANCE:         $ 34,806,138.38

NUMBER OF LOANS:                 425

AVERAGE CURRENT BALANCE:       $ 81,896.80       RANGE: $17,983.28 - $310,467.03

WEIGHTED AVERAGE GROSS COUPON:   10.67278 %      RANGE:   7.69000  - 16.14000 %

WEIGHTED AVERAGE GROSS MARGIN:     6.3460 %      RANGE:    3.5500  -  11.2000 %
WEIGHTED AVERAGE PERIOD RATE CAP:  1.0000 %      RANGE:    1.0000  -   1.0000 %
WEIGHTED AVERAGE MIN INT RATE:    10.6728 %      RANGE:    7.6900  -  16.1400 %
WEIGHTED AVERAGE MAX INT RATE:    17.6599 %      RANGE:   14.6900  -  23.1400 %

WEIGHTED AVERAGE NEXT RESET:           33 months RANGE:        15  -  36 months

WEIGHTED AVERAGE COMB LTV:          76.97 %      RANGE:     31.28  -    90.00 %

WEIGHTED AVERAGE FICO SCORE:          589        RANGE:         0  -      792

WEIGHTED AVERAGE ORIGINAL TERM: 360.00 months RANGE: 360.00 - 360.00 months WEIGHTED AVERAGE REMAINING TERM: 358.78 months RANGE: 351.00 - 360.00 months
WEIGHTED AVERAGE SEASONING:          1.22 months RANGE:   0.00 -   9.00 months

TOP STATE CONCENTRATIONS ($):    26.23 % Ohio, 8.57 % Florida, 8.33 % Michigan
MAXIMUM ZIP CODE
CONCENTRATION ($):                1.34 %  33040 (Key West, FL)

FIRST PAY DATE:                 Jun 07, 1999  -  Mar 09, 2000
NEXT RATE ADJ DATE:             May 07, 2001  -  Feb 09, 2003
MATURE DATE:                    May 07, 2029  -  Feb 09, 2030

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                           CURRENT
                                                      PRINCIPAL BALANCE    PCT($)    # OF LOANS    PCT(#)
CURRENT BALANCE:            17,983 -  50,000            4,835,241.41      13.89          129      30.35
                            50,001 - 100,000           14,135,512.26      40.61          193      45.41
                           100,001 - 150,000            7,946,200.49      22.83           65      15.29
                           150,001 - 200,000            3,514,656.13      10.10           20       4.71
                           200,001 - 250,000            2,435,833.57       7.00           11       2.59
                           250,001 - 300,000            1,628,227.49       4.68            6       1.41
                           300,001 - 310,467              310,467.03       0.89            1       0.24

GROSS COUPON:              7.69000 -  8.00000             336,452.30       0.97            4       0.94
                           8.00001 -  8.50000             576,035.82       1.65            6       1.41
                           8.50001 -  9.00000           1,689,427.45       4.85           16       3.76
                           9.00001 -  9.50000           2,448,078.44       7.03           30       7.06
                           9.50001 - 10.00000           7,051,201.66      20.26           79      18.59
                          10.00001 - 10.50000           4,981,457.15      14.31           63      14.82
                          10.50001 - 11.00000           5,771,807.49      16.58           66      15.53
                          11.00001 - 11.50000           4,728,166.86      13.58           57      13.41
                          11.50001 - 12.00000           3,094,643.93       8.89           39       9.18
                          12.00001 - 12.50000           1,673,909.28       4.81           26       6.12
                          12.50001 - 13.00000           1,205,702.54       3.46           17       4.00
                          13.00001 - 13.50000             549,876.09       1.58            6       1.41
                          13.50001 - 14.00000             480,014.70       1.38            9       2.12
                          14.00001 - 14.50000              86,986.73       0.25            3       0.71
                          14.50001 - 15.00000              65,392.84       0.19            2       0.47
                          16.00001 - 16.14000              66,985.10       0.19            2       0.47

GROSS MARGIN:             3.550 -  4.000                  710,217.53       2.04            7       1.65
                          4.001 -  4.500                  457,625.93       1.31            6       1.41
                          4.501 -  5.000                1,966,719.67       5.65           21       4.94
                          5.001 -  5.500                4,109,962.74      11.81           53      12.47
                          5.501 -  6.000                6,718,661.07      19.30           79      18.59
                          6.001 -  6.500                6,556,325.28      18.84           78      18.35
                          6.501 -  7.000                5,783,935.33      16.62           68      16.00
                          7.001 -  7.500                3,829,113.41      11.00           51      12.00
                          7.501 -  8.000                2,435,770.52       7.00           29       6.82
                          8.001 -  8.500                1,073,888.17       3.09           14       3.29
                          8.501 -  9.000                  719,597.63       2.07           12       2.82
                          9.001 -  9.500                  311,943.16       0.90            3       0.71
                          9.501 - 10.000                   65,392.84       0.19            2       0.47
                         11.001 - 11.200                   66,985.10       0.19            2       0.47

PERIOD RATE CAP:          1.000                        34,806,138.38     100.00          425     100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MIN INT CAP:              7.69000 -  8.00000              336,452.30       0.97            4       0.94
                          8.00001 -  8.50000              576,035.82       1.65            6       1.41
                          8.50001 -  9.00000            1,689,427.45       4.85           16       3.76
                          9.00001 -  9.50000            2,448,078.44       7.03           30       7.06
                          9.50001 - 10.00000            7,051,201.66      20.26           79      18.59
                         10.00001 - 10.50000            4,981,457.15      14.31           63      14.82
                         10.50001 - 11.00000            5,771,807.49      16.58           66      15.53
                         11.00001 - 11.50000            4,728,166.86      13.58           57      13.41
                         11.50001 - 12.00000            3,094,643.93       8.89           39       9.18
                         12.00001 - 12.50000            1,673,909.28       4.81           26       6.12
                         12.50001 - 13.00000            1,205,702.54       3.46           17       4.00
                         13.00001 - 13.50000              549,876.09       1.58            6       1.41
                         13.50001 - 14.00000              480,014.70       1.38            9       2.12
                         14.00001 - 14.50000               86,986.73       0.25            3       0.71
                         14.50001 - 15.00000               65,392.84       0.19            2       0.47
                         16.00001 - 16.14000               66,985.10       0.19            2       0.47

MAX INT CAP:             14.69000 - 15.00000              336,452.30       0.97            4       0.94
                         15.00001 - 15.50000              641,966.55       1.84            7       1.65
                         15.50001 - 16.00000            2,044,598.95       5.87           19       4.47
                         16.00001 - 16.50000            2,415,692.31       6.94           30       7.06
                         16.50001 - 17.00000            6,696,030.16      19.24           76      17.88
                         17.00001 - 17.50000            4,947,912.55      14.22           62      14.59
                         17.50001 - 18.00000            5,771,807.49      16.58           66      15.53
                         18.00001 - 18.50000            4,728,166.86      13.58           57      13.41
                         18.50001 - 19.00000            3,094,643.93       8.89           39       9.18
                         19.00001 - 19.50000            1,673,909.28       4.81           26       6.12
                         19.50001 - 20.00000            1,205,702.54       3.46           17       4.00
                         20.00001 - 20.50000              549,876.09       1.58            6       1.41
                         20.50001 - 21.00000              480,014.70       1.38            9       2.12
                         21.00001 - 21.50000               86,986.73       0.25            3       0.71
                         21.50001 - 22.00000               65,392.84       0.19            2       0.47
                         23.00001 - 23.14000               66,985.10       0.19            2       0.47

MONTH TO NEXT CHANGE DATE
                               May 2001                   234,356.14       0.67            1       0.24
                               October 2001                33,544.60       0.10            1       0.24
                               November 2001               87,430.07       0.25            1       0.24
                               December 2001            1,632,196.87       4.69           22       5.18
                               January 2002             1,665,485.12       4.79           28       6.59
                               Febuary 2002             1,517,250.00       4.36           14       3.29
                               October 2002                52,418.83       0.15            1       0.24
                               November 2002              629,268.12       1.81            6       1.41
                               December 2002            9,735,078.70      27.97          123      28.94
                               January 2003            13,503,964.93      38.80          158      37.18
                               Febuary 2003             5,715,145.00      16.42           70      16.47

ORIGINAL TERM:                360 - 360                34,806,138.38     100.00          425     100.00

REMAINING TERM:               351 - 360                34,806,138.38     100.00          425     100.00

SEASONING:                       <= 0                   7,232,395.00      20.78           84      19.76
                                1 - 6                  27,339,387.24      78.55          340      80.00
                                7 - 9                     234,356.14       0.67            1       0.24

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

COMB LTV:                 31.28 -  35.00                  163,869.37       0.47            4       0.94
                          35.01 -  40.00                   90,223.16       0.26            3       0.71
                          40.01 -  45.00                  144,929.23       0.42            3       0.71
                          45.01 -  50.00                  709,274.72       2.04           16       3.76
                          50.01 -  55.00                  805,263.42       2.31           10       2.35
                          55.01 -  60.00                1,238,756.83       3.56           22       5.18
                          60.01 -  65.00                1,594,650.58       4.58           17       4.00
                          65.01 -  70.00                3,588,876.71      10.31           62      14.59
                          70.01 -  75.00                5,374,284.28      15.44           69      16.24
                          75.01 -  80.00               10,805,407.06      31.04          118      27.76
                          80.01 -  85.00                5,036,240.09      14.47           52      12.24
                          85.01 -  90.00                5,254,362.93      15.10           49      11.53

FICO SCORE:                    <=   0.00                2,008,803.13       5.77           26       6.12
                         450.01 - 500.00                1,161,031.35       3.34           16       3.76
                         500.01 - 550.00                7,768,977.25      22.32          102      24.00
                         550.01 - 600.00               12,255,730.65      35.21          148      34.82
                         600.01 - 650.00                7,247,635.30      20.82           78      18.35
                         650.01 - 700.00                2,855,390.10       8.20           41       9.65
                         700.01 - 750.00                1,221,050.27       3.51           10       2.35
                         750.01 - 792.00                  287,520.33       0.83            4       0.94

OCCUPANCY:               Primary                       31,166,699.08      89.54          367      86.35
                         Non-owner                      3,639,439.30      10.46           58      13.65

PROPERTY TYPE:           Single Family                 29,355,301.37      84.34          360      84.71
                         Two-Four Family                3,842,708.56      11.04           46      10.82
                         Condominium                    1,608,128.45       4.62           19       4.47

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

STATE:   Arizona                       114,298.14       0.33        1       0.24
         Arkansas                      117,364.02       0.34        3       0.71
         California                     87,430.07       0.25        1       0.24
         Colorado                      667,203.73       1.92        8       1.88
         Connecticut                   878,415.28       2.52       10       2.35
         Delaware                      539,704.99       1.55        7       1.65
         Florida                     2,984,329.82       8.57       34       8.00
         Georgia                     2,002,271.11       5.75       20       4.71
         Illinois                    2,783,571.23       8.00       30       7.06
         Indiana                       469,025.07       1.35        9       2.12
         Kentucky                       77,766.41       0.22        2       0.47
         Louisiana                     236,286.17       0.68        5       1.18
         Maryland                      867,480.75       2.49        8       1.88
         Massachusetts               1,247,474.40       3.58       12       2.82
         Michigan                    2,900,176.03       8.33       44      10.35
         Minnesota                     163,934.77       0.47        2       0.47
         Mississippi                   281,858.82       0.81        3       0.71
         Missouri                      148,305.64       0.43        3       0.71
         New Hampshire                 155,823.63       0.45        2       0.47
         New Jersey                  2,789,671.42       8.01       24       5.65
         New Mexico                    146,301.23       0.42        1       0.24
         New York                      418,665.08       1.20        3       0.71
         North Carolina              1,181,119.89       3.39       15       3.53
         Ohio                        9,131,018.44      26.23      122      28.71
         Oklahoma                       71,974.27       0.21        1       0.24
         Pennsylvania                1,912,344.74       5.49       30       7.06
         Rhode Island                  323,280.12       0.93        3       0.71
         South Carolina                 27,993.36       0.08        1       0.24
         Tennessee                     897,584.84       2.58       11       2.59
         Virginia                      885,926.09       2.55        6       1.41
         West Virginia                 153,673.93       0.44        2       0.47
         Wisconsin                      55,961.59       0.16        1       0.24
         Wyoming                        87,903.30       0.25        1       0.24

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Addendum to Preliminary Term Sheet                 Date Prepared: March 9, 2000

                  Delta Funding Home Equity Loan Trust 2000-1
               Home Equity Loan Asset-Backed Certificates, Series
                                     2000-1

Class IOF Notional
Balance Schedule:    The notional balance of the Class IOF Certificates will be equal to the lesser of the balance of the Loan Group F
                     Mortgage Loans and the balance indicated in the schedule provided below.

                           Distribution Periods       Notional Balance
                           --------------------       ----------------
                                  1-3                   61,000,000.00
                                  4-6                   58,000,000.00
                                  7-9                   54,500,000.00
                                 10-12                  48,000,000.00
                                 13-15                  42,500,000.00
                                 16-18                  37,000,000.00
                                 19-21                  32,500,000.00
                                 22-24                  28,000,000.00
                                 25-27                  24,000,000.00
                                 28-30                  21,000,000.00
                                 31-33                  18,000,000.00
                                 34-36                  15,000,000.00
                              37 and after                   0.00

Excess Spread:

                           Distribution Periods       Excess Spread %
                           --------------------       ----------------
                                    1                     2.33856
                                    2                     1.54662
                                    3                     1.48647
                                    4                     1.60690
                                    5                     1.54310
                                    6                     1.53267
                                    7                     1.66038
                                    8                     1.59092
                                    9                     1.62912
                                    10                    1.72030
                                    11                    1.70150
                                    12                    1.84224
                                    13                    1.79236
                                    14                    1.82681
                                    15                    1.74459
                                    16                    1.93790
                                    17                    1.85502


GREENWICH CAPITAL
--------------------------------------------------------------------------------

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                    18                    1.82386
                    19                    1.96688
                    20                    1.88443
                    21                    1.90379
                    22                    2.00621
                    23                    1.98213
                    24                    2.13361
                    25                    2.14097
                    26                    2.16623
                    27                    2.09232
                    28                    2.23004
                    29                    2.15849
                    30                    2.13654
                    31                    2.28544
                    32                    2.21897
                    33                    2.24418
                    34                    2.31295
                    35                    2.37237
                    36                    2.62884
                    37                    3.42736


Cumulative Loss Event: For any Distribution Date in the applicable period below, if Cumulative Net Losses exceed the applicable percentage of the aggregate Original Class Principal Balances of the Offered Certificates:

                    Number of
                    Distribution Dates        Percentages
                    --------------------      -----------
                    37-48                     2.00%
                    49-60                     2.40%
                    61-72                     2.70%
                    73-84                     2.85%
                    85 and thereafter         3.00%



Servicer Termination Test: The Servicer Termination Test is failed if Cumulative Net Losses for the Mortgage Loans exceed 5.10% of the aggregate Original Class Principal Balance of the Offered Certificates or the 90+ day three month delinquency rate exceeds 30%.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

                              FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/09/00

                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00
--------------------------------------------------------------------------------

   PRODUCT                  2/28& 3/27& FIXED

   TOTAL CURRENT BALANCE:   $127,468,808.84

   NUMBER OF LOANS:         1,677

--------------------------------------------------------------------------------

                                                    CURRENT
                                               PRINCIPAL BALANCE    PCT($)    # OF LOANS     PCT(#)
                                               -----------------    ------    ----------     ------
   DOCUMENTATION:     Full Documentation           95,016,369.29    74.54        1,287        76.74
                      No Income Verification       20,561,182.96    16.13          218        13.00
                      Limited Documentation         8,570,664.46     6.72          134         7.99
                      No Documentation              3,320,592.13     2.61           38         2.27

   CREDIT GRADE:      A                            77,338,182.52    60.67          903        53.85
                      B                            25,827,430.94    20.26          358        21.35
                      C                            18,261,372.37    14.33          297        17.71
                      D                             6,041,823.01     4.74          119         7.10

   PURPOSE:           Cash Out Refinance           52,188,725.46    40.94          774        46.15
                      Debt Consolidation           40,920,694.68    32.10          522        31.13
                      Purchase                     18,259,817.87    14.32          177        10.55
                      Rate/Term Refinance          16,099,570.83    12.63          204        12.16


--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Addendum #2 to Preliminary Term Sheet              Date Prepared: March 9, 2000

                  Delta Funding Home Equity Loan Trust 2000-1
               Home Equity Loan Asset-Backed Certificates, Series
                                     2000-1


Class IOF Notional
Balance Schedule:      The notional balance of the Class IOF Certificates will
                       be equal to the lesser of the balance of the Loan Group F
                       Mortgage Loans and the balance indicated in the schedule provided below. The coupon will be 6.30% on the notional balance

                          Distribution Periods                 Notional Balance
                          --------------------                 ----------------
                                 1-3                             61,000,000.00
                                 4-6                             58,000,000.00
                                 7-9                             54,500,000.00
                                10-12                            48,000,000.00
                                13-15                            42,500,000.00
                                16-18                            37,000,000.00
                                19-21                            32,500,000.00
                                22-24                            28,000,000.00
                                25-27                            24,000,000.00
                                28-30                            21,000,000.00
                                31-33                            18,000,000.00
                                34-36                            15,000,000.00
                            37 and after                              0.00

Excess Spread:

                          Distribution Periods                 Excess Spread %
                          --------------------                -----------------
                           1                                       2.13365
                           2                                       1.36502
                           3                                       1.30508
                           4                                       1.42707
                           5                                       1.36298
                           6                                       1.34940
                           7                                       1.47930
                           8                                       1.40868
                           9                                       1.44041
                           10                                      1.54562
                           11                                      1.52245
                           12                                      1.65117
                           13                                      1.63259
                           14                                      1.65925
                           15                                      1.58302
                           16                                      1.78087

GREENWICH CAPITAL
--------------------------------------------------------------------------------

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                17                      1.70794
                18                      1.67887
                19                      1.84502
                20                      1.76261
                21                      1.77668
                22                      1.87951
                23                      1.85270
                24                      1.99358
                25                      2.01569
                26                      2.03572
                27                      1.96168
                28                      2.10511
                29                      2.03319
                30                      2.00789
                31                      2.16341
                32                      2.09692
                33                      2.11699
                34                      2.19845
                35                      2.25539
                36                      2.50177
                37                      3.35276

Cumulative Loss Event: For any Distribution Date in the applicable period below, if Cumulative Net Losses exceed the applicable percentage of the aggregate Original Class Principal Balances of the Offered Certificates:


                Number of

                Distribution Dates      Percentages
                ------------------      -----------

                37-48                   2.00%
                49-60                   2.40%
                61-72                   2.70%
                73-84                   2.85%
                85 and thereafter       3.00%

Servicer Termination Test: The Servicer Termination Test is failed if Cumulative Net Losses for the Mortgage Loans exceed 5.10% of the aggregate Original Class Principal Balance of the Offered Certificates or the 90+ day three month delinquency rate exceeds 30%.



GREENWICH CAPITAL
--------------------------------------------------------------------------------

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Addendum #3 to Preliminary Term Sheet             Date Prepared: March 10, 2000




                  Delta Funding Home Equity Loan Trust 2000-1
               Home Equity Loan Asset-Backed Certificates, Series
                                     2000-1


Required
Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to
                                (i) prior to the Stepdown Date, 1.75% of the initial balance of the Certificates;
                                (ii)    on or after the Stepdown Date, the
                                        greater of
                                             (a) the lesser of (x) 1.75% of the
                                                 initial balance of the
                                                 Certificates; and (y) 3.50% of
                                                 the current balance of the
                                                 Mortgage Loans;
                                             (b) 0.50% of the initial balance of
                                                 the Certificates.



Class IOF Notional
Balance Schedule:               The notional balance of the Class IOF
                                Certificates will be equal to the lesser of the balance of the Loan Group F Mortgage Loans and the balance indicated in the schedule provided below. The coupon will be 6.40% on the notional balance

                                     Distribution Periods    Notional Balance
                                     --------------------    ----------------

                                             1-3                61,000,000.00
                                             4-6                58,000,000.00
                                             7-9                54,500,000.00
                                            10-12               48,000,000.00
                                            13-15               42,500,000.00
                                            16-18               37,000,000.00
                                            19-21               32,500,000.00
                                            22-24               28,000,000.00
                                            25-27               24,000,000.00
                                            28-30               21,000,000.00
                                            31-33               18,000,000.00
                                            34-36               15,000,000.00
                                        37 and after                0.00



GREENWICH CAPITAL
--------------------------------------------------------------------------------

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Excess Spread:
                    Distribution Periods          Excess Spread %
                    --------------------          ---------------
                    1                             2.12523
                    2                             1.35084
                    3                             1.29042
                    4                             1.41397
                    5                             1.34943
                    6                             1.33580
                    7                             1.46755
                    8                             1.39651
                    9                             1.42864
                    10                            1.53633
                    11                            1.51323
                    12                            1.64325
                    13                            1.62615
                    14                            1.65337
                    15                            1.57692
                    16                            1.77811
                    17                            1.70506
                    18                            1.67738
                    19                            1.84663
                    20                            1.76423
                    21                            1.77907
                    22                            1.88349
                    23                            1.85597
                    24                            1.99733
                    25                            2.02023
                    26                            2.03987
                    27                            1.96470
                    28                            2.10968
                    29                            2.03664
                    30                            2.01053
                    31                            2.16772
                    32                            2.10010
                    33                            2.11967
                    34                            2.20232
                    35                            2.25884
                    36                            2.50607
                    37                            3.36896


GREENWICH CAPITAL
--------------------------------------------------------------------------------

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Cumulative Loss Event: For any Distribution Date in the applicable period below, if Cumulative Net Losses exceed the applicable percentage of the aggregate Original Class Principal Balances of the Offered Certificates:

               Number of
               Distribution Dates            Percentages
               ------------------            -----------

               37-48                         2.00%
               49-60                         2.40%
               61-72                         2.70%
               73-84                         2.85%
               85 and thereafter             3.00%

Service Termination Test: The Servicer Termination Test is failed if Cumulative Net Losses for the Mortgage Loans exceed 5.07% of the aggregate Original Class Principal Balance of the Offered Certificates or the 90+ day three month delinquency rate exceeds 30%.





GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

            Delta Home Equity Loan Trust, Series 2000-1 CLASS B
                       Price-Yield Sensitivity Report

                  Settlement                    03/30/2000
                  Class Balance                $10,625,000
                  Coupon                            8.090%
                  Cut-off Date                  03/01/2000
                  Next Payment                  04/15/2000
                  Accrued Days                          29
                  Call                                  No

                  FRM Prepayment Ramp    4%-20% CPR over 12 Months
                  ARM Prepayment Ramp    4%-35% CPR over 30 Months

                  Triggers Pass

 Flat          FRM:0% PPC  FRM:50% PPC  FRM:75% PPC  FRM:100% PPC  FRM:115% PPC  FRM:150% PPC  FRM:175% PPC  FRM:200% PPC
Price          ARM:0% PPC  ARM:35% PPC  ARM:50% PPC  ARM:75% PPC   ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC

84-13+              9.896       10.627       11.153        11.811        12.288        13.044        13.500        13.829
84-17+              9.880       10.604       11.126        11.778        12.251        13.000        13.452        13.778
84-21+              9.864       10.582       11.099        11.745        12.214        12.956        13.404        13.727
84-25+              9.849       10.560       11.072        11.712        12.177        12.912        13.356        13.677
84-29+              9.833       10.538       11.045        11.679        12.140        12.869        13.309        13.626
85-01+              9.817       10.516       11.018        11.647        12.103        12.825        13.261        13.575

85-05+              9.802       10.494       10.992        11.614        12.066        12.781        13.213        13.525
85-09+              9.786       10.472       10.965        11.582        12.029        12.738        13.166        13.474
85-13+              9.771       10.450       10.939        11.549        11.992        12.694        13.118        13.424
85-17+              9.756       10.429       10.912        11.517        11.956        12.651        13.071        13.374
85-21+              9.740       10.407       10.886        11.484        11.919        12.608        13.024        13.324
85-25+              9.725       10.385       10.859        11.452        11.883        12.565        12.977        13.274
85-29+              9.710       10.363       10.833        11.420        11.846        12.521        12.930        13.224
86-01+              9.694       10.342       10.807        11.388        11.810        12.478        12.883        13.174
86-05+              9.679       10.320       10.781        11.356        11.774        12.435        12.836        13.124
86-09+              9.664       10.299       10.754        11.324        11.737        12.393        12.789        13.075

86-13+              9.649       10.227       10.728        11.292        11.701        12.350        12.742        13.025

86-17+              9.634       10.256       10.702        11.260        11.665        12.307        12.696        12.976
86-21+              9.619       10.234       10.676        11.229        11.629        12.265        12.649        12.926
86-25+              9.603       10.213       10.650        11.197        11.593        12.222        12.603        12.877
86-29+              9.588       10.192       10.624        11.165        11.557        12.180        12.556        12.828
87-01+              9.574       10.171       10.599        11.134        11.522        12.137        12.510        12.779
87-05+              9.559       10.149       10.573        11.102        11.486        12.095        12.464        12.730
87-09+              9.544       10.128       10.547        11.071        11.450        12.053        12.418        12.681
87-13+              9.529       10.107       10.522        11.039        11.415        12.011        12.372        12.632
87-17+              9.514       10.086       10.496        11.008        11.379        11.969        12.326        12.583
87-21+              9.499       10.065       10.470        10.977        11.344        11.927        12.280        12.535

87-25+              9.485       10.044       10.445        10.946        11.309        11.885        12.234        12.486
87-29+              9.470       10.023       10.419        10.914        11.273        11.843        12.189        12.438
88-01+              9.455       10.002       10.394        10.883        11.238        11.802        12.143        12.389
88-05+              9.441        9.981       10.369        10.852        11.203        11.760        12.098        12.341
88-09+              9.426        9.961       10.343        10.821        11.168        11.719        12.052        12.293
88-13+              9.411        9.940       10.318        10.791        11.133        11.677        12.007        12.245

WAL (yr)            26.47        12.23         8.87          6.62          5.60          4.46          3.96          3.66
MDUR (yr)            9.49         6.69         5.51          4.51          3.98          3.36          3.08          2.90
First Prin Pay 05/15/2022   05/15/2006   08/15/2004    07/15/2003    04/15/2003    04/15/2003    04/15/2003    04/15/2003
Last Prin Pay  08/15/2029   10/15/2022   04/15/2017    02/15/2013    03/15/2011    08/15/2008    04/15/2007    04/15/2006

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

                  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affilitates. GCM is acting as underwriter and not as Agent for the issuer or its affilitates in connection with the proposed transaction.

            Delta Home Equity Loan Trust, Series 2000-1 CLASS B
                       Price-Yield Sensitivity Report

                  Settlement                    03/30/2000
                  Class Balance                $10,625,000
                  Coupon                            8.090%
                  Cut-off Date                  03/01/2000
                  Next Payment                  04/15/2000
                  Accrued Days                          29
                  Call                                  No

                  FRM Prepayment Ramp    4%-20% CPR over 12 Months
                  ARM Prepayment Ramp    4%-35% CPR over 30 Months

                  Triggers Fail


 Flat          FRM:0% PPC  FRM:50% PPC  FRM:75% PPC  FRM:100% PPC  FRM:115% PPC  FRM:150% PPC  FRM:175% PPC  FRM:200% PPC
Price          ARM:0% PPC  ARM:35% PPC  ARM:50% PPC  ARM:75% PPC   ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC

84-13+              9.856       10.018       10.233        10.532        10.751        11.219        11.603        12.007
84-17+              9.840       10.002       10.215        10.512        10.729        11.192        11.573        11.974
84-21+              9.825        9.985       10.197        10.492        10.707        11.166        11.543        11.940
84-25+              9.810        9.969       10.179        10.471        10.684        11.140        11.514        11.907
84-29+              9.794        9.953       10.161        10.451        10.662        11.113        11.484        11.874
85-01+              9.779        9.937       10.143        10.431        10.640        11.087        11.454        11.841

85-05+              9.764        9.921       10.126        10.411        10.618        11.061        11.425        11.808
85-09+              9.749        9.905       10.108        10.390        10.596        11.035        11.396        11.775
85-13+              9.734        9.889       10.090        10.370        10.574        11.009        11.366        11.742
85-17+              9.719        9.873       10.073        10.350        10.552        10.983        11.337        11.709
85-21+              9.704        9.857       10.055        10.330        10.530        10.957        11.308        11.676
85-25+              9.689        9.841       10.038        10.310        10.509        10.931        11.279        11.643
85-29+              9.674        9.825       10.020        10.290        10.487        10.906        11.249        11.610
86-01+              9.659        9.809       10.003        10.270        10.465        10.880        11.220        11.578
86-05+              9.644        9.793        9.985        10.250        10.443        10.854        11.191        11.545
86-09+              9.629        9.777        9.968        10.231        10.422        10.829        11.162        11.513

86-13+              9.614        9.762        9.950        10.211        10.400        10.803        11.133        11.480

86-17+              9.599        9.746        9.933        10.191        10.378        10.777        11.105        11.448
86-21+              9.585        9.730        9.916        10.171        10.357        10.752        11.076        11.415
86-25+              9.570        9.715        9.899        10.152        10.335        10.726        11.047        11.383
86-29+              9.555        9.699        9.881        10.132        10.314        10.701        11.018        11.351
87-01+              9.541        9.684        9.864        10.113        10.293        10.676        10.990        11.319
87-05+              9.526        9.668        9.847        10.093        10.271        10.650        10.961        11.287
87-09+              9.512        9.653        9.830        10.074        10.250        10.625        10.933        11.255
87-13+              9.497        9.637        9.813        10.054        10.229        10.600        10.904        11.223
87-17+              9.483        9.622        9.796        10.035        10.207        10.575        10.876        11.191
87-21+              9.468        9.607        9.779        10.015        10.186        10.550        10.847        11.159

87-25+              9.454        9.591        9.762         9.996        10.165        10.525        10.819        11.127
87-29+              9.439        9.576        9.745         9.977        10.144        10.500        10.791        11.095
88-01+              9.425        9.561        9.728         9.957        10.123        10.475        10.763        11.063
88-05+              9.411        9.545        9.711         9.938        10.102        10.450        10.734        11.032
88-09+              9.397        9.530        9.695         9.919        10.081        10.425        10.706        11.000
88-13+              9.382        9.515        9.678         9.900        10.060        10.400        10.678        10.969

WAL (yr)            29.38        22.64        17.16         13.00          11.09         8.48          7.12          6.09
MDUR (yr)            9.71         9.14         8.28          7.27           6.65         5.61          4.97          4.43
First Prin Pay 05/15/2029   06/15/2020   03/15/2015    07/15/2011     10/15/2009   07/15/2007    05/15/2006    07/15/2005
Last Prin Pay  11/15/2029   11/15/2025   07/15/2020    09/15/2015     07/15/2013   06/15/2010    10/15/2008    07/15/2007



                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

                      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affilitates. GCM is acting as underwriter and not as Agent for the issuer or its affilitates in connection with the proposed transaction.

                  Delta Home Equity Loan Trust, Series 2000-1 CLASS B
                            Price-Yield Sensitivity Report

                        Settlement                                3/30/2000
                        Class Balance                           $10,625,000
                        Coupon                                       8.090%
                        Cut-off Date                             03/01/2000
                        Next Payment                             04/15/2000
                        Accrued Days                                     29
                        Call                                             No
Prepayment Assumption:  Liquidation Lag                                  18
FRM: 115% PPC           Severity Rate                                40.00%
ARM: 100% PPC           FRM Prepayment Ramp       4%-20% CPR over 12 Months
                        ARM Prepayment Ramp       4%-35% CPR over 30 Months

                        Triggers Fail


 Flat
 Price              4.50% CDR           4.90% CDR       4.95% CDR       5.00% CDR       5.25% CDR

 84-13+             10.980              10.861          10.832          10.652          9.708
 84-17+             10.956              10.839          10.809          10.630          9.686
 84-21+             10.932              10.816          10.787          10.607          9.664
 84-25+             10.908              10.793          10.764          10.585          9.641
 84-29+             10.884              10.770          10.742          10.562          9.619
 85-01+             10.860              10.748          10.720          10.540          9.597

 85-05+             10.836              10.725          10.697          10.518          9.574
 85-09+             10.813              10.702          10.675          10.495          9.552
 85-13+             10.789              10.680          10.653          10.473          9.530
 85-17+             10.765              10.657          10.630          10.451          9.508
 85-21+             10.741              10.635          10.608          10.429          9.486
 85-25+             10.718              10.613          10.586          10.407          9.464
 85-29+             10.694              10.590          10.564          10.385          9.442
 86-01+             10.671              10.568          10.542          10.363          9.420
 86-05+             10.647              10.546          10.520          10.341          9.398
 86-09+             10.624              10.524          10.498          10.319          9.377

 86-13+             10.600              10.501          10.476          10.297          9.355

 86-17+             10.577              10.479          10.455          10.275          9.333
 86-21+             10.554              10.457          10.433          10.253          9.312
 86-25+             10.530              10.435          10.411          10.232          9.290
 86-29+             10.507              10.413          10.389          10.210          9.268
 87-01+             10.484              10.391          10.368          10.188          9.247
 87-05+             10.461              10.369          10.346          10.167          9.225
 87-09+             10.438              10.348          10.325          10.145          9.204
 87-13+             10.415              10.326          10.303          10.124          9.183
 87-17+             10.392              10.304          10.282          10.102          9.161
 87-21+             10.369              10.282          10.260          10.081          9.140

 87-25+             10.346              10.261          10.239          10.060          9.119
 87-29+             10.323              10.239          10.217          10.038          9.097
 88-01+             10.300              10.217          10.196          10.017          9.076
 88-05+             10.277              10.196          10.175           9.996          9.055
 88-09+             10.255              10.174          10.154           9.975          9.034
 88-13+             10.232              10.153          10.133           9.953          9.013

 WAL (yr)             9.74               10.78           11.14           11.18          11.34
 MDUR (yr)            6.14                6.49            6.57            6.58           6.61
 First Prin Pay 07/15/2008          10/15/2008      11/15/2008      11/15/2008     02/15/2009
 Last Prin Pay  03/15/2012          07/15/2016      02/15/2030      02/15/2030     02/15/2030
 Cum Default         15.19               16.38           16.53           16.68          17.40
 Cum Loss             6.08                6.55            6.61            6.67           6.96
 Writedown Pct        0.00                0.00            0.03            3.21          14.16



                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

                      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as Underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

              Delta Home Equity Loan Trust, Series 2000-1 CLASS B
                         Price-Yield Sensitivity Report

                              Settlement                              03/30/2000
                              Class Balance                          $10,625,000
                              Coupon                                      8.090%
                              Cut-off Date                            03/01/2000
                              Next Payment                            04/15/2000
                              Accrued Days                                    29
                              Call                                            No
Prepayment Assumption:        Liquidation Lag                                 18
FRM: 150% PPC                 Severity Rate                               40.00%
ARM: 125% PPC                 FRM Prepayment Ramp      4%-20% CPR over 12 Months
                              ARM Prepayment Ramp      4%-35% CPR over 30 Months

                              Triggers Fail


Flat
Price               4.25% CDR       4.40% CDR       4.45% CDR       4.50% CDR       5.75% CDR
---------------------------------------------------------------------------------------------

84-13+                 11.275          11.210          11.063          10.885           5.666
84-17+                 11.249          11.184          11.037          10.860           5.642
84-21+                 11.222          11.158          11.012          10.834           5.617
84-25+                 11.196          11.132          10.986          10.808           5.593
84-29+                 11.169          11.106          10.960          10.783           5.569
85-01+                 11.143          11.081          10.935          10.757           5.544

85-05+                 11.117          11.055          10.909          10.732           5.520
85-09+                 11.091          11.030          10.884          10.706           5.496
85-13+                 11.065          11.004          10.858          10.681           5.472
85-17+                 11.039          10.979          10.833          10.656           5.447
85-21+                 11.012          10.953          10.808          10.630           5.423
85-25+                 10.986          10.928          10.783          10.605           5.399
85-29+                 10.961          10.903          10.757          10.580           5.375
86-01+                 10.935          10.877          10.732          10.555           5.351
86-05+                 10.909          10.582          10.707          10.530           5.328
86-09+                 10.883          10.827          10.682          10.505           5.304

86-13+                 10.857          10.802          10.657          10.480           5.280

86-17+                 10.832          10.777          10.632          10.455           5.256
86-21+                 10.806          10.752          10.607          10.430           5.233
86-25+                 10.780          10.727          10.582          10.405           5.209
86-29+                 10.755          10.702          10.558          10.380           5.185
87-01+                 10.729          10.677          10.533          10.356           5.162
87-05+                 10.704          10.652          10.508          10.331           5.138
87-09+                 10.679          10.628          10.483          10.306           5.115
87-13+                 10.653          10.603          10.459          10.282           5.091
87-17+                 10.628          10.578          10.434          10.257           5.068
87-21+                 10.603          10.554          10.410          10.233           5.045

87-25+                 10.578          10.529          10.385          10.208           5.022
87-29+                 10.552          10.505          10.361          10.184           4.998
88-01+                 10.527          10.480          10.337          10.160           4.975
88-05+                 10.502          10.456          10.312          10.135           4.952
88-09+                 10.477          10.431          10.288          10.111           4.929
88-13+                 10.452          10.407          10.264          10.087           4.906

WAL (yr)                8.48            8.90            8.98            9.00            9.41
MDUR (yr)               5.58            5.73            5.75            5.75            6.04
First Prin Pay    02/15/2007      03/15/2007      03/15/2007      03/15/2007      10/15/2007
Last Prin Pay     02/15/2012      09/15/2016      12/15/2029      12/15/2029      12/15/2029
Cum Default            11.71           12.09           12.22           12.34           15.42
Cum Loss                4.68            4.84            4.89            4.94            6.17
Writedown Pct           0.00            0.00            1.90            3.82           40.32


                "Full Price" = "Flat Price" + Accrued Interest.
     Duration and related sensitivities are calculated at midpoint price.

                      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

              Delta Home Equity Loan Trust, Series 2000-1 CLASS B
                         Price-Yield Sensitivity Report

                              Settlement                              03/30/2000
                              Class Balance                          $10,625,000
                              Coupon                                      8.090%
                              Cut-off Date                            03/01/2000
                              Next Payment                            04/15/2000
                              Accrued Days                                    29
                              Call                                            No
Prepayment Assumption:        Liquidation Lag                                 18
FRM: 150% PPC                 Severity Rate                               40.00%
ARM: 125% PPC                 FRM Prepayment Ramp      4%-20% CPR over 12 Months
                              ARM Prepayment Ramp      4%-35% CPR over 30 Months

                              Triggers Fail


Flat
Price               5.00% CDR       5.30% CDR       5.35% CDR       5.40% CDR       5.65% CDR
---------------------------------------------------------------------------------------------

84-13+                 10.773          10.675          10.565          10.379           9.390
84-17+                 10.750          10.654          10.544          10.358           9.369
84-21+                 10.728          10.633          10.523          10.336           9.348
84-25+                 10.706          10.611          10.502          10.315           9.327
84-29+                 10.684          10.590          10.481          10.294           9.307
85-01+                 10.661          10.569          10.460          10.274           9.286

85-05+                 10.639          10.548          10.439          10.253           9.265
85-09+                 10.617          10.527          10.418          10.232           9.244
85-13+                 10.595          10.506          10.397          10.211           9.223
85-17+                 10.573          10.485          10.377          10.190           9.203
85-21+                 10.552          10.465          10.356          10.170           9.182
85-25+                 10.530          10.444          10.335          10.149           9.162
85-29+                 10.508          10.423          10.315          10.128           9.141
86-01+                 10.486          10.402          10.294          10.108           9.121
86-05+                 10.464          10.381          10.274          10.087           9.100
86-09+                 10.443          10.361          10.253          10.067           9.080

86-13+                 10.421          10.340          10.233          10.046           9.059

86-17+                 10.399          10.320          10.212          10.026           9.039
86-21+                 10.378          10.299          10.192          10.006           9.019
86-25+                 10.356          10.279          10.172           9.985           8.999
86-29+                 10.335          10.258          10.151           9.965           8.979
87-01+                 10.313          10.238          10.131           9.945           8.958
87-05+                 10.292          10.218          10.111           9.925           8.938
87-09+                 10.271          10.197          10.091           9.905           8.918
87-13+                 10.249          10.177          10.071           9.884           8.898
87-17+                 10.228          10.157          10.051           9.864           8.878
87-21+                 10.207          10.137          10.031           9.844           8.858

87-25+                 10.186          10.116          10.011           9.824           8.838
87-29+                 10.165          10.096           9.991           9.804           8.819
88-01+                 10.144          10.076           9.971           9.785           8.799
88-05+                 10.123          10.056           9.951           9.765           8.779
88-09+                 10.102          10.036           9.931           9.745           8.759
88-13+                 10.081          10.016           9.911           9.725           8.740

WAL (yr)               11.08           12.25           12.55           12.61           12.82
MDUR (yr)               6.64            6.97            7.03            7.03            7.06
First Prin Pay    09/15/2009      12/15/2009      01/15/2010      02/15/2010      05/15/2010
Last Prin Pay     11/15/2013      05/15/2019      03/15/2030      03/15/2030      03/15/2030
Cum Default            19.05           20.02           20.18           20.34           21.13
Cum Loss                7.62            8.01            8.07            8.14            8.45
Writedown Pct           0.00            0.00            2.25            5.40           17.66


                "Full Price" = "Flat Price" + Accrued Interest.
     Duration and related sensitivities are calculated at midpoint price.

                      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    03/10/00


                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                           Scheduled Balance 02/29/00

PRODUCT:                FIXED

TOTAL CURRENT BALANCE:  $92,662,670.46

NUMBER OF LOANS:        1,252


                                              CURRENT
                                          PRINCIPAL BALANCE   PCT($)     # OF LOANS      PCT(#)
                                          -----------------   ------     ----------      ------
DOCUMENTATION   Full Documentation        70,811,713.68       76.42           989        78.99
                No Income Verification    13,937,504.00       15.04           152        12.14
                Limited Documentation      5,700,449.34        6.15            86         6.87
                No Documentation           2,213,003.44        2.39            25         2.00

CREDIT GRADE:   A                         57,584,101.24       62.14           690         55.11
                B                         18,373,301.33       19.83           267         21.33
                C                         12,557,653.01       13.55           213         17.01
                D                          4,147,614.88        4.48            82          6.55

PURPOSE:        Cash Out Refinance        40,868,574.23       44.10           620         49.52
                Debt Consolidation        28,942,756.66       31.23           384         30.67
                Purchase                  12,493,996.78       13.48           115          9.19
                Rate/Term Refinance       10,357,342.79       11.18           133         10.62






The information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Then information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                  FOR INTERNAL USE ONLY
                                ALL AMOUNTS SUBJECT TO CHANGE
                                PRELIMINARY INFORMATION SHEET
                                          03/10/00

                       DELTA FUNDING HOME EQUITY LOAN TRUST 2000-1
                                 SCHEDULED BALANCE 02/29/00

PRODUCT:                     2/28&   3/27

TOTAL CURRENT BALANCE:      $    34,806,138.38

NUMBER OF LOANS:                      425



                                         CURRENT
                                    PRINCIPAL BALANCE    PCT($)  # OF LOANS    PCT(#)
                                    -----------------   --------  ---------    ------

DOCUMENTATION: Full Documentation     24,204,655.61      69.54        298       70.12
               No Income Verification  6,623,678.96      19.03         66       15.53
               Limited Documentation   2,870,215.12       8.25         48       11.29
               No Documentation        1,107,588.69       3.18         13        3.06

CREDIT GRADE:  A                      19,754,081.28      56.75        213       50.12
               B                       7,454,129.61      21.42         91       21.41
               C                       5,703,719.36      16.39         84       19.76
               D                       1,894,208.13       5.44         37        8.71

PURPOSE:       Debt Consolidation     11,977,938.02      34.31        138       32.47
               Cash Out Refinance     11,320,151.23      32.52        154       36.24
               Purchase                5,765.821.09      16.57         62       14.59
               Rate/Term Refinance     5,742,228.04      16.50         71       16.71



The Information contained herein has been prepared solely for the use of Greenwich Capital Markers, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.